SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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ATLAS AMERICA, INC.

(Name of Registrant as Specified In Its Charter)

N/A

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ATLAS AMERICA, INC.
Westpointe Corporate Center One
1550 Coraopolis Heights Road, 2nd Floor
Moon Township, PA 15108
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on Friday, June 13, 2008
To the Stockholders of ATLAS AMERICA, INC.:
     Notice is hereby given that the annual meeting of stockholders of ATLAS AMERICA, INC., a Delaware corporation, will be held at The Ethical Society Building, 1906 South Rittenhouse Square, Philadelphia, Pennsylvania 19103, June 13, 2008, at 9:00 a.m. (the “Meeting”), for the following purposes:
1.	To elect three Class III directors to serve three-year terms expiring at the annual meeting of stockholders in 2011.

2.	To consider and vote upon a proposal to adopt, for purposes of complying with Section 162(m) of the Internal Revenue Code (“Section 162(m)”), an Amended and Restated Annual Incentive Plan for Senior Executives.

3.	To transact such other business as may properly be brought before the Meeting and any adjournment thereof.
     Only stockholders of record on our books at the close of business on April 25, 2008, will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A list of stockholders entitled to vote at the Meeting will be available for inspection at the Meeting and for 10 days before the Meeting at our offices at Westpointe Corporate Center One, 1550 Coraopolis Heights Road, 2nd Floor, Moon Township, Pennsylvania 15108. The stock transfer books will not be closed.
     THE ENCLOSED ADDRESSED ENVELOPE FOR RETURNING THE ENCLOSED PROXY REQUIRES NO POSTAGE AND YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE ITS USE. IF YOU PLAN TO ATTEND THE MEETING, YOU NEED TO BRING A FORM OF PERSONAL IDENTIFICATION WITH YOU. IF YOUR STOCK IS HELD OF RECORD BY A BANK, BROKER OR OTHER NOMINEE, YOU ALSO NEED TO BRING AN ACCOUNT STATEMENT INDICATING THAT YOU BENEFICIALLY OWN THE SHARES AS OF THE RECORD DATE, OR A LETTER FROM THE RECORD HOLDER INDICATING THAT YOU BENEFICIALLY OWN THE SHARES AS OF THE RECORD DATE, AND IF YOU WISH TO VOTE AT THE MEETING YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
By order of the Board of Directors,
Lisa Washington, Secretary
May 14, 2008
Important Notice Regarding the Availability of Proxy Materials for
the Meeting to be held on June 13, 2008:
The proxy statement and our 2007 Annual Report are available at
http://phx.corporate-ir.net/phoenix.zhtml?c=176445&p=irol-reportsannual.

ATLAS AMERICA, INC.
Westpointe Corporate Center One
1550 Coraopolis Heights Road, 2nd Floor
Moon Township, PA 15108

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

GENERAL
Introduction
     The annual meeting of stockholders of Atlas America, Inc. will be held on Friday, June 13, 2008 at 9:00 a.m. (the “Meeting”) at The Ethical Society Building, 1906 South Rittenhouse Square, Philadelphia, Pennsylvania 19103, for the purposes set forth in the accompanying notice. Only stockholders of record at the close of business on April 25, 2008 will be entitled to notice of and to vote at the Meeting.
     This statement is furnished in connection with the solicitation by our Board of Directors (the “Board”) of proxies from holders of our common stock to be used at the Meeting, and at any and all adjournments thereof. Proxies in the accompanying form, properly executed and returned to us, and not revoked, will be voted at the Meeting and any and all adjournments thereof.
     This proxy statement and the accompanying form of proxy are being sent on or about May 14, 2008, to stockholders of record as of April 25, 2008.
Changing or Revoking Proxy
     If a proxy in the accompanying form is executed and returned, it may nevertheless be revoked at any time before its use by giving written notice of revocation to our Secretary at our Moon Township address stated herein, by submitting a later dated proxy or by attending the Meeting and voting in person.
Company’s Shares Outstanding and Entitled to Vote at the Meeting
     There were 26,933,742 shares of our common stock outstanding as of the April 25, 2008 record date. Each of those shares is entitled to one vote on each matter to be voted on at the Meeting (no effect is given in this document for the 3-for-2 stock split which will become effective after the record date).
Quorum
     The presence in person or by proxy of holders of our outstanding common stock representing not less than 1/3 of the outstanding shares of common stock will constitute a quorum. We will also treat as present for quorum purposes abstentions and shares held by a broker as nominee (i.e., in “street name”) that are represented by proxies at the Meeting, but that the broker fails to vote on one or more matters as a result of incomplete instructions from the beneficial owner of the shares (“broker non-votes”).

Vote Required for Approval
     The affirmative vote of a plurality of the shares represented at the Meeting, in person or by proxy, will be necessary for the election of directors. If a quorum is present, approval of the Amended and Restated Annual Incentive Plan for Senior Executives (the “Amended and Restated Senior Executive Plan”) will require a favorable vote of a majority of the outstanding shares of common stock entitled to vote. Approval of all other business properly brought before the Meeting will require a favorable vote of a majority of the shares represented at the Meeting in person or by proxy.
     Votes may be cast for or withheld from each nominee for director, and for, against or abstain as to approval of the Amended and Restated Senior Executive Plan. Under applicable Delaware law, broker non-votes represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal, and abstentions will have no effect on the vote for the election of directors. Abstentions and broker non-votes will have the effect of a vote against the approval of the Amended and Restated Senior Executive Plan.
     Any proxy not specifying to the contrary will be voted FOR the election of the nominated directors, FOR the adoption of the Amended and Restated Senior Executive Plan.
Expenses and Manner of Solicitation
     We will bear the cost of soliciting proxies for the Meeting, including the cost of preparing, assembling and mailing this proxy statement and the accompanying form of proxy. Our directors, officers and employees may solicit proxies personally or by letter or telephone, but no director, officer, or employee will be specially compensated for soliciting such proxies. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of our common stock.
No Appraisal Rights
     Stockholders who object to the proposals will not have appraisal, dissenters’ or similar rights under Delaware law. These rights would permit a stockholder to seek a judicial determination of the fair value of his or her shares and to compel their purchase for cash in that amount. If the proposals described in this proxy statement are approved, that approval will be binding on all stockholders, and objecting stockholders will have no alternative other than selling their shares if they dissent from them.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth the number and percentage of shares of common stock owned, as of April 25, 2008, by (a) each person who, to our knowledge, is the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each of our present directors, (c) each of our executive officers serving during the 2007 fiscal year, and (d) all of our directors and executive officers as a group. This information is reported in accordance with the beneficial ownership rules of the Securities and Exchange Commission under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. Shares of common stock issuable pursuant to options or warrants are deemed to be outstanding for purposes of computing the percentage of the person or group holding such options or warrants but are not deemed to be outstanding for purposes of computing the percentage of any other person. Unless otherwise indicated in footnotes to the table, each person listed has sole voting and dispositive power with respect to the securities owned by such person.

	Common Stock
	Amount and Nature of		Percent of
	Beneficial Ownership (2)		Class
Beneficial Owner Directors (1)
Carlton M. Arrendell	2,840		*
William R. Bagnell	1,625		*
Edward E. Cohen	2,751,960	(3)(5)	9.97%
Jonathan Z. Cohen	1,562,297	(4)(5)	5.71%
Donald W. Delson	2,840		*
Nicholas A. DiNubile	3,973		*
Dennis A. Holtz	3,911		*
Harmon S. Spolan	0		0

Non-Director Executive Officers and Significant Employees(1)
Frank P. Carolas	43,715	(5)	*
Robert R. Firth	2,416		*
Freddie M. Kotek	193,461	(5)	*
Matthew A. Jones	90,316	(5)	*
Nancy J. McGurk	67,859	(5)	*
Jeffrey C. Simmons	103,760	(5)	*
Michael L. Staines	78,994	(5)	*
Richard D. Weber	37,500	(5)	*
All executive officers and directors as a group (14 persons)	3,925,469	(6)	13.87%

Other Owners of More Than 5% of Outstanding Shares
Cobalt Capital Management, Inc.	2,492,230	(7)	9.26%
Iridian Asset Management LLC	2,708,902	(8)	10.1%
Leon G. Cooperman	2,455,641	(9)	9.1%
Magnetar Capital Partners LP	2,655,030	(10)	9.86%

Less than 1%

(1)	The business address for each director and executive officer is 1550 Coraopolis Heights Road—2nd Floor, Moon Township, Pennsylvania 15108.

(2)	All shares reflect a 3-for-2 stock split which was effected on May 29, 2007, but does not reflect the 3-for-2 stock split to be effected on May 30, 2008.

(3)	Includes (i) 33,636 shares held in an individual retirement account of Betsy Z. Cohen, Mr. E. Cohen’s spouse; (ii) 935,801 shares held by a charitable foundation of which Mr. E. Cohen, his spouse and their adult children serve as co-trustees; and (iii) 94,252 shares held in trust for the benefit of Mr. E. Cohen’s spouse and/or children. Mr. E. Cohen disclaims beneficial ownership of the above referenced shares. A total of 1,021,998 shares held by Mr. E. Cohen are also included in the shares beneficially held by Mr. J. Cohen.

(4)	Includes (i) 86,197 shares held in a trust of which Mr. J. Cohen is a co-trustee and co-beneficiary and (ii) 935,801 shares held by a charitable foundation of which Mr. J. Cohen, his parents and his sibling serve as co-trustees. These shares are also included in the shares referred to in footnote 3 above. Mr. J. Cohen disclaims beneficial ownership of the above referenced shares.

(5)	Includes shares issuable on exercise of options granted under our Stock Incentive Plan in the following amounts: Mr. E. Cohen — 675,000 shares; Mr. J. Cohen — 450,000 shares; Mr. Carolas — 33,750 shares; Mr. Kotek — 45,000 shares; Mr. Jones — 90,000 shares; Ms. McGurk — 4,688 shares; Mr. Simmons — 33,750 shares; Mr. Staines — 5,625 shares; and Mr. Weber— 37,500 shares.

(6)	This number has been adjusted to exclude 86,197 shares and 935,801 shares which were included in both Mr. E. Cohen’s beneficial ownership amount and Mr. J. Cohen’s beneficial ownership amount.

(7)	This information is based on a Schedule 13G/A filed with the SEC on February 14, 2008. The address for Cobalt Capital Management, Inc. is 237 Park Avenue, Suite 900, New York, New York 10017.

(8)	This information is based on a Schedule 13G filed with the SEC on April 7, 2008. The address for Iridian Asset Management, LLC is 276 Post Road West, Westport, CT 06880-4704.

(9)	This information is based on a Schedule 13G/A filed with the SEC on February 6, 2008. The address for Mr. Cooperman is 88 Pine Street, Wall Street Plaza, 31st Floor, New York, New York 10005.

(10)	This information is based on a Form 4 filed with the SEC on April 15, 2008. The address for Magnetar Capital Partners LP is 1603 Orrington Avenue, 13th Floor, Evanston, IL 60201.
PROPOSAL 1: ELECTION OF DIRECTORS
     The Board is divided into three classes with directors in each class serving three-year terms. The terms of directors in Class III expire at the Meeting. The Board has nominated Edward E. Cohen, Dennis A. Holtz and Harmon S. Spolan for re-election as directors in Class III.
     The persons named in the enclosed proxy intend, in the absence of a contrary direction, to vote for Messrs. E. Cohen, Holtz and Spolan as Class III directors to serve for three-year terms expiring at the 2011 annual meeting of stockholders, or until their successors are elected or appointed. Should any nominee become unable or refuse to accept nomination or election as a Class III director, it is intended that the persons named as proxies will vote for the election of such other person as the Board may recommend. The Board knows of no reason why any nominee might be unable or refuse to accept nomination or election.
     Information is set forth below regarding the principal occupation of each nominee and each of our other directors. There are no family relationships among the nominees and directors of our company, except that Edward E. Cohen, Chairman of the Board and Chief Executive Officer, is the father of Jonathan Z. Cohen, Vice Chairman.
     Nominees for Election for a Three-Year Term Expiring at the 2011 Annual Meeting:
     Edward E. Cohen, 69, has been the Chairman of our Board of Directors, our Chief Executive Officer and President since our organization in September 2000. Mr. Cohen has been the Chairman of the Board and Chief Executive Officer of Atlas Energy Resources, LLC and its manager, Atlas Energy Management, Inc., since their formation in June 2006. Mr. Cohen has been the Chairman of the Managing Board of Atlas Pipeline Partners GP, LLC, the general partner of Atlas Pipeline Partners, L.P., since its formation in 1999, and Chairman of the Board and Chief Executive Officer of Atlas Pipeline Holdings GP, LLC, the general partner of Atlas Pipeline Holdings, L.P., since its formation in January 2006. In addition, Mr. Cohen has been Chairman of the Board of Directors of Resource America, Inc. (a publicly-traded specialized asset management company) since 1990, and was its Chief Executive Officer from 1988 until 2004, and President from 2000 until 2003; Chairman of the Board of Resource Capital Corp. (a publicly-traded real estate investment trust) since its formation in September 2005; a director of TRM Corporation (a publicly-traded consumer services company) from 1998 to July 2007; and Chairman of the Board of Brandywine Construction & Management, Inc. (a property management company) since 1994. Mr. Cohen is the father of Jonathan Z. Cohen.
     Dennis A. Holtz, 68, has been a director since February 2004. Mr. Holtz maintained a corporate law practice with D.A. Holtz, Esquire & Associates in Philadelphia and New Jersey from 1988 until his retirement in January 2008.
     Harmon S. Spolan, 72, has been a director since August 2006. Since January 2007, Mr. Spolan has served as of counsel to the law firm Cozen O’Connor, where he is chairman of the firm’s charitable foundation. From 1999 until January 2007, Mr. Spolan was a member of the firm and served as chairman of its Financial Services Practice Group and as co-marketing partner. Before joining Cozen O’Connor, Mr. Spolan served as President, Chief Operating Officer, and a director of JeffBanks, Inc., and its subsidiary bank for 22 years. Mr. Spolan has served as director of TRM Corporation since June 2002 and of Coleman Cable, Inc., since November 2007.
     Continuing Directors to Serve until the 2009 Annual Meeting:
     William R. Bagnell, 45, has been a director since February 2004. Mr. Bagnell has been involved in the energy industry in various capacities since 1986. He has been Vice President—Energy for Planalytics, Inc. (an energy industry risk management and software company) since March 2000, and was Director of Sales for Fisher Tank Company (a national manufacturer of carbon and stainless steel bulk storage tanks) from September 1998 to January 2000. Before that, he served as Manager of Business Development for Buckeye Pipeline Partners, L.P. (a refined petroleum products transportation company) from October 1992 until September 1998. Mr. Bagnell served as an independent member of the Managing Board of Atlas Pipeline Partners GP from its formation in November 1999 until May 2004.
     Nicholas A. DiNubile, 55, has been a director since February 2004. Dr. DiNubile has been an orthopedic surgeon specializing in sports medicine since 1982. Dr. DiNubile has served as special advisor and medical consultant to the President’s Council on Physical Fitness and as Orthopedic Consultant to the Philadelphia 76ers basketball team and the Pennsylvania Ballet. Dr. DiNubile is also Clinical Assistant Professor of the Department of Orthopedic Surgery at the Hospital of the University of Pennsylvania.
     Continuing Directors to Serve until the 2010 Annual Meeting:
          Carlton M. Arrendell, 45, has been a director since February 2004. Mr. Arrendell has been a Vice President and Chief Investment Officer of Full Spectrum of NY LLC since May 2007. Prior to joining Full Spectrum, Mr. Arrendell served as a special real estate consultant to the AFL-CIO Investment Trust Corporation following six years of service as Investment Trust Corporation’s Chief Investment Officer. Mr. Arrendell is also an attorney admitted to practice law in Maryland and the District of Columbia.

     Jonathan Z. Cohen, 37, has been Vice Chairman of our Board of Directors since our formation. Mr. Cohen has been Vice Chairman of the Board of Atlas Energy Resources and Atlas Energy Management since their formation in June 2006. Mr. Cohen has been Vice Chairman of the Managing Board of Atlas Pipeline Partners GP since its formation in 1999 and Vice Chairman of the Board of Atlas Pipeline Holdings GP since its formation in January 2006. Mr. Cohen has been a senior officer of Resource America since 1998, serving as the Chief Executive Officer since 2004, President since 2003 and a director since 2002. Mr. Cohen has been Chief Executive Officer, President and a director of Resource Capital Corp. since its formation in 2005, and was the trustee and secretary of RAIT Financial Trust (a publicly-traded real estate investment trust) from 1997, and its Vice Chairman from 2003, until December 2006. Mr. Cohen is a son of Edward E. Cohen.
     Donald W. Delson, 57, has been a director since February 2004. Mr. Delson has over 20 years of experience as an investment banker specializing in financial institutions. Mr. Delson has been a Managing Director, Corporate Finance Group, at Keefe, Bruyette & Woods, Inc. since 1997, and before that was a Managing Director in the Corporate Finance Group at Alex. Brown & Sons from 1982 to 1997. Mr. Delson served as an independent member of the Managing Board of Atlas Pipeline Partners GP from June 2003 until May 2004.
NON-DIRECTOR EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES
     The Board appoints officers each year at its annual meeting following the annual stockholders meeting and from time to time as necessary.
     Frank P. Carolas, 48, has been an Executive Vice President since 2001 and served as a director from 2002 until 2004. Mr. Carolas has been a Senior Vice President of Atlas Energy Management since its formation in June 2006 and was a Vice President of Resource America from 2001 until 2004, and has been Executive Vice President—Land and Geology and a director of Atlas Resources, LLC (Atlas Energy Resources’ wholly-owned subsidiary which acts as the managing partner of its drilling partnerships) since 2001. Mr. Carolas is a certified petroleum geologist and has been employed by Atlas Resources, LLC and its affiliates since 1981.
     Robert R. Firth, 53, has been the President and Chief Executive Officer of Atlas Pipeline Mid-Continent LLC, a subsidiary of ours, since July 2004. Mr. Firth has been a director of Atlas Pipeline Holdings GP since February 2006 and has been the President and Chief Operating Officer of Atlas Pipeline Holdings GP since January 2006. Before joining Atlas Pipeline Mid-Continent, Mr. Firth had been President and Chief Executive Officer of Spectrum, its predecessor, since 2002. From September 2001 to June 2002, Mr. Firth was Vice President of Business Development for CMS Field Services. From July 2000 to September 2001, Mr. Firth helped to form ScissorTail Energy through the acquisition of Octagon Resources, where he served as Vice President of Operations and Commercial Services. In addition to the positions listed above, Mr. Firth has held positions with Northern Natural Gas, Panda Resources and Transok in his approximately 30 years in the midstream energy sector.
     Matthew A. Jones, 46, has been Chief Financial Officer of us and of Atlas Pipeline Partners GP, LLC since 2005. Mr. Jones has been the Chief Financial Officer and a director of Atlas Energy Resources since its formation in June 2006, the Chief Financial Officer of Atlas Energy Management since its formation in June 2006 and has been the Chief Financial Officer of Atlas Pipeline Partners GP since March 2005. He has been the Chief Financial Officer of Atlas Pipeline Holdings GP since January 2006 and a director since February 2006. From 1996 to 2005, Mr. Jones worked in the Investment Banking group at Friedman Billings Ramsey, concluding as Managing Director. Mr. Jones worked in Friedman

Billings Ramsey’s Energy Investment Banking Group from 1999 to 2005 and in Friedman Billings Ramsey’s Specialty Finance and Real Estate Group from 1996 to 1999. Mr. Jones is a Chartered Financial Analyst.
     Freddie M. Kotek, 52, has been an Executive Vice President since 2004 and served as Chief Financial Officer from 2004 until 2005 and a director from 2001 until 2004. Mr. Kotek was a Senior Vice President of Resource America from 1995 until 2004, President of Resource Leasing, Inc. (a wholly-owned subsidiary of Resource America) from 1995 to 2004, and has been Chairman of Atlas Resources, LLC since 2001 and Chief Executive Officer and President of Atlas Resources, LLC since 2002.
     Nancy J. McGurk, 52, has been the Chief Accounting Officer since 2001 and Senior Vice President since January 2002. Ms. McGurk has been the Chief Accounting Officer of Atlas Energy Resources, LLC since its formation in June 2006 and Chief Accounting Officer of Atlas Energy Management since its formation in June 2006. Ms. McGurk was a Vice President of Resource America from 1992 until 2004, and its Treasurer and Chief Accounting Officer from 1989 until 2004. Ms. McGurk has been Senior Vice President of Atlas Resources, LLC since 2002 and Chief Financial Officer and Chief Accounting Officer since 2001.
     Jeffrey C. Simmons, 49, has been an Executive Vice President since 2001 and was a director from 2002 until 2004. He has been a Senior Vice President of Atlas Energy Management since its formation in June 2006 and Executive Vice President — Operations and a director of Atlas Resources, LLC since 2001. Mr. Simmons was a Vice President of Resource America from 2001 until 2004. Mr. Simmons joined Resource America in 1986 as a senior petroleum engineer and served in various executive positions with its energy subsidiaries thereafter.
     Michael L. Staines, 58, has been an Executive Vice President since our formation in 2000. Mr. Staines was a Senior Vice President of Resource America from 1989 until 2004, a director from 1989 to 2000 and Secretary from 1989 to 1998. Mr. Staines has been President of Atlas Pipeline Partners GP, LLC since 2001 and its Chief Operating Officer and a member of its Managing Board since its formation in 1999.
     Richard D. Weber, 44, has been President, Chief Operating Officer and a director of Atlas Energy Resources and President, Chief Operating Officer and a director of Atlas Energy Management since their formation in June 2006. Mr. Weber served from June 1997 until March 2006 as Managing Director and Group Head of the Energy Group of KeyBanc Capital Markets, a division of KeyCorp, and its predecessor, McDonald & Company Securities, Inc., where he oversaw activities with oil and gas producers, pipeline companies and utilities.

PROPOSAL 2: APPROVAL OF THE ATLAS AMERICA, INC. ANNUAL INCENTIVE PLAN FOR SENIOR EXECUTIVES
General
          The Board has approved the Atlas America, Inc. Amended and Restated Annual Incentive Plan for Senior Executives and is submitting the Amended and Restated Senior Executive Plan for stockholder approval. Last year, the Board and the stockholders approved an Annual Incentive Plan for Senior Executives (the “2007 Senior Executive Plan”) to ensure the deductibility of executive compensation paid to our senior executive employees in accordance with Section 162(m) of the Internal Revenue Code (“Section 162(m)”) which permits a corporation to deduct “qualified performance-based compensation” in excess of $1 million in any year to a covered person, if, among other requirements, the compensation is paid pursuant to objective performance goals under a plan approved by our stockholders. Covered persons under Section 162(m) are the chief executive officer and the other four most highly compensated executive officers. As with the 2007 Senior Executive Plan, under the Amended and Restated Senior Executive Plan, we will award annual bonuses to senior executive officers based on our corporate performance or the performance of our subsidiaries or affiliates. A copy of the Amended and Restated Senior Executive Plan, which has been marked to show the proposed changes, is attached to this proxy statement as Exhibit A.
          If our stockholders do not approve the Amended and Restated Senior Executive Plan, then the compensation committee will continue to determine the compensation for the senior executives as described below under the 2007 Senior Executive Plan. The following is a summary of the material terms of the Amended and Restated Senior Executive Plan.
Amendments to the 2007 Senior Executive Plan
          The 2007 Senior Executive Plan has been amended to increase the maximum award payable to an individual to $15 million from $5 million and to allow awards to be paid in either cash or shares of common stock under our Stock Incentive Plan. In addition, the 2007 Senior Executive Plan has been clarified to allow the compensation committee to make such adjustments to performance goals in the event of a change of control as it deems appropriate.
Description of the Amended and Restated Senior Executive Plan
          Purpose. The Amended and Restated Senior Executive Plan provides a means for awarding annual cash bonuses to our senior executive employees and senior executive employees of our subsidiaries based on the achievement of objective performance goals over a designated performance period. The performance period is our fiscal year or any other period of up to 12 months. The objectives of the Amended and Restated Senior Executive Plan are:
•	to enhance our ability to attract, reward and retain senior executive employees;

•	to strengthen employee commitment to our success; and

•	to align employee interests with those of the stockholders by providing compensation that varies based on our success.
          Administration. The Amended and Restated Senior Executive Plan will be administered and interpreted by the compensation committee of the Board. The compensation committee has the authority to establish rules and regulations relating to the Amended and Restated Senior Executive Plan, to interpret the Amended and Restated Senior Executive Plan and those rules and regulations, to select participants, to determine each participant’s maximum award and award amount, to approve all awards, to decide the facts in any case arising under the Amended and Restated Senior Executive Plan and to make all other determinations, including factual determinations, and to take all other actions necessary or appropriate for the proper administration of the Amended and Restated Senior Executive Plan, including the delegation of its authority or power, where appropriate.
          Eligibility and Participation. Our senior executive employees, and senior executive employees of our subsidiaries, are eligible to participate in the Amended and Restated Senior Executive Plan. For 2008, it is anticipated that five senior executives will be eligible to receive awards under the Amended and Restated Senior Executive Plan. The compensation committee will select the senior executive employees who will participate in the Amended and Restated Senior Executive Plan for each performance period.
          Establishment of Performance Goals. As soon as practicable, but no later than the earlier of 90 days after the beginning of the performance period or the date on which 25% of the performance period has been completed, the compensation committee will determine the employees who will be participants for the performance period, the performance goals and each participant’s maximum award for the performance period. The performance goals may provide for differing amounts to be paid based on differing thresholds of performance. The maximum award payable to any participant for any performance period will not exceed $15,000,000.
          Objective Criteria. The performance goals will be based on objective business criteria selected by the compensation committee at the beginning of each performance period. The criteria will include, either in absolute terms or in comparison to publicly available industry standards or indices, one or more of the following: stock price, return on equity, assets under management, EBITDA (earnings before interest, taxes, depreciation and amortization), earnings per share, price-earnings multiples, net income, operating income, pre-tax income, revenues, working capital, accounts receivable, productivity, margin, net capital employed, return on assets, stockholder return, return on capital employed, increase in assets, unit volume, sales, internal sales growth, cash flow, market share, relative performance to a comparison group designated by the compensation committee, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to one or more subsidiaries or our performance as a whole, or any combination.
          Calculation of Awards. A participant will earn an award for a performance period based on the level of achievement of the performance goals established by the compensation committee for that performance period. The compensation committee may reduce an award for any performance period based on its assessment of personal performance or other factors, but the compensation committee may not increase an award beyond the amount determined based on achievement of the performance goals. A participant will receive no award if the level of achievement of the performance goals is below the minimum required to earn an award for the performance period.
          Payment of Awards. At the end of the performance period, the compensation committee will certify the achievement of the performance goals and the amount of awards to be paid. Awards will be paid in a single lump sum cash payment or in the form of our stock or stock units as soon as practicable following the close of the performance period, but not later than 2-1/2 months after the close of the performance period. The compensation committee may permit participants to elect to defer awards.
          Limitations on Payment of Awards. Generally, a participant must be employed on the last day of a performance period to receive payment of an award under the Amended and Restated Senior Executive Plan. However, if a participant’s employment terminates before the end of the performance period, the compensation committee may determine that the participant will remain eligible to receive a prorated portion of any award that would have been earned for the performance period, in such circumstances as the compensation committee deems appropriate. If a participant is on an authorized leave of absence during the performance period, the participant may be eligible to receive a prorated portion of any award that would have been earned, as determined by the compensation committee.
          Change of Control. Unless the compensation committee determines otherwise, if a change of control of our company occurs before the end of a performance period, each participant will receive an award for the performance period based on performance measured as of the date of the change of control or as otherwise determined by the compensation committee and subject to such adjustments as the compensation committee deems appropriate. A change of control occurs if any person or group becomes a beneficial owner of more than 50% of our voting securities (other than a transaction in which we become a subsidiary of another entity and our stockholders immediately before the transaction own, immediately after the transaction, more than 50% of the resulting voting securities), sale or other disposition of all or substantially all of our assets or our liquidation or dissolution.
          Amendment and Termination of Plan. The compensation committee has the authority to amend, modify or terminate the Amended and Restated Senior Executive Plan, but the compensation committee may not amend the Amended and Restated Senior Executive Plan without obtaining stockholder approval if stockholder approval is required under Section 162(m). The Amended and Restated Senior Executive Plan must be reapproved by the stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the Amended and Restated Senior Executive Plan, if additional awards are to be paid under the Amended and Restated Senior Executive Plan and if required by Section 162(m).
          2007 Bonus Awards. Awards payable under the 2007 Senior Executive Plan were based upon our estimated pre-tax, pre-incentive compensation income for the 2007 year. Pursuant to the compensation committee’s recommendation, we awarded cash incentive bonuses as follows: Edward E. Cohen, $5,000,000; Jonathan Z. Cohen, $4,000,000; Matthew A. Jones, $2,000,000; and Richard D. Weber, $1,500,000. See “Compensation, Discussion and Analysis” for additional information on the compensation paid for fiscal 2007.
          2008 Bonus Awards. Awards payable under the Amended and Restated Senior Executive Plan for the 2008 fiscal year are subject to stockholder approval of the Amended and Restated Senior Executive Plan. The compensation committee has approved 2008 target bonus awards which would be paid from a bonus pool. The bonus pool shall be equal to 18.3% of our adjusted distributable cash flow, except to the extent that the adjusted distributable cash flow includes any capital transaction gains in excess of $50 million, then only 10% of that excess shall be included in the bonus pool. If the adjusted distributable cash flow does not equal at least 95% of the adjusted distributable cash flow for the previous year, no bonuses shall be paid. Adjusted distributable cash flow means the sum of (i) cash available for distribution to us by any of our subsidiaries (regardless of whether such cash is actually distributed), plus (ii) interest income during the year, plus (iii) to the extent not otherwise included in adjusted distributable cash flow, any realized gain on the sale of securities, including securities of a subsidiary, less (iv) our stand-alone general and administrative expenses for the year (other than non-cash bonus compensation included in general and administrative expenses), and less (v) to the extent not otherwise included in adjusted distributable cash flow, any loss on the sale of securities, including securities of a subsidiary. A return of our capital investment in a subsidiary is not intended to be included and, accordingly, if adjusted distributable cash flow includes proceeds from the sale of all or substantially all of the assets of a subsidiary, the amount of such proceeds to be included in adjusted distributable cash flow will be reduced by our basis in the subsidiary.
          The amounts payable under the Amended and Restated Senior Executive Plan for 2008 will not be determined until after the year is completed and achievement of the performance goals is determined. The maximum award payable for 2008, expressed as a percentage of our estimated 2008 adjusted distributable cash flow, for each participant is as follows: Edward E. Cohen, 6.14%; Jonathan Z. Cohen, 4.37%; Matthew A. Jones, 3.46%; Richard D. Weber, 2.60% and Freddie Kotek, 1.73%.
Federal Income Tax Consequences
          The following description of the federal income tax consequences of awards under the Amended and Restated Senior Executive Plan is a general summary. State, local, and other taxes may also be imposed in connection with awards. This discussion is intended for the information of stockholders considering how to vote at the Meeting and not as tax guidance to individuals who participate in the Amended and Restated Senior Executive Plan.
          Awards generally will be subject to tax in the year in which they are paid. To the extent awards qualify as performance-based compensation under Section 162(m) or are otherwise deductible as compensation, we will be entitled to a corresponding tax deduction in the year the award is paid.
Board of Directors Recommendation. The Board recommends a vote FOR this proposal.
CORPORATE GOVERNANCE
Information Concerning our Company and the Board of Directors
          Our common stock is listed for trading on The NASDAQ Stock Market under the symbol “ATLS.” The Board held seven meetings during fiscal 2007. Each of the directors attended at least 75% of the meetings of the Board and all meetings of the committees on which the director served during fiscal 2007. The Board currently consists of eight members, six of whom are independent directors as defined by Nasdaq National Market standards and the Securities Act. The six independent directors or nominees are Messrs. Arrendell, Bagnell, Delson, DiNubile, Holtz and Spolan.
          We do not have a formal policy regarding Board member attendance at our annual meeting of stockholders. Four of the directors attended last year’s annual meeting of stockholders.

Communications with the Board
          The Board has also established a process for stockholders to send communications to it. Any stockholder who wishes to send a communication to the Board should write to our Secretary at our Moon Township address stated herein. Beneficial owners must include in their communication a good faith representation that they are beneficial owners of our common stock. Our Secretary will promptly forward to the Chairman of the Board any and all such stockholder communications.
Board Committees
          The Board has four standing committees which are the audit committee, the compensation committee, the nominating and governance committee and the investment committee.
          Audit Committee. The principal functions of the audit committee are to assist the Board in monitoring the integrity of our financial statements, the independent auditor’s qualifications and independence, the performance of our independent auditors and our compliance with legal and regulatory requirements. The audit committee reviews the adequacy of our internal controls. The audit committee also reviews the scope and effectiveness of audits by the independent accountants and has the sole authority to retain and terminate our independent auditors and to approve the compensation paid to the independent auditors. The audit committee held six meetings during fiscal 2007. The audit committee is also responsible for overseeing our internal audit function. All of the members of the audit committee are independent directors as defined by NASDAQ rules. The members of the audit committee are Messrs. Arrendell, Bagnell and Delson, with Mr. Arrendell acting as the chairman. The Board has determined that Mr. Delson is an “audit committee financial expert,” as defined by SEC rules. The Board previously adopted a written charter for the audit committee, a current copy of which is available on our web site at www.atlasamerica.com.
          Compensation Committee. The principal functions of the compensation committee are to administer our employee benefit plans (including incentive plans), annually evaluate salary grades and ranges, establish guidelines concerning average compensation increases, establish performance criteria for and evaluate the performance of our chief executive officer and approve compensation of all officers and directors. The compensation committee held five meetings during fiscal 2007. The compensation committee is comprised solely of independent directors, consisting of Messrs. Delson, Arrendell and Holtz, with Mr. Delson acting as the chairman. The compensation committee does not have a charter.
          Nominating and Governance Committee. The principal functions of the nominating and governance committee are to recommend persons to be selected by the Board as nominees for election as directors, recommend persons to be elected to fill any vacancies on the Board, consider and recommend to the Board qualifications for the office of director and policies concerning the term of office of directors and the composition of the Board and consider and recommend to the Board other actions relating to corporate governance. The nominating and governance committee held one meeting during fiscal 2007. The nominating and governance committee is comprised solely of independent directors, consisting of Messrs. Bagnell, DiNubile and Holtz, with Mr. Holtz acting as the chairman.
          The nominating and governance committee has adopted a charter with respect to its nominating function, a current copy of which is available on our web site at www.atlasamerica.com. The nominating and governance committee will consider nominees recommended by stockholders for the 2009 annual meeting of stockholders if submitted in writing to our Secretary in accordance with our bylaws and with rules promulgated by the Securities and Exchange Commission. See “Stockholder Proposals” for information concerning nominations by stockholders.

Nomination Process of the Nominating and Governance Committee
          The nominating and governance committee identifies director nominees by first evaluating the current members of the Board willing to continue in service. Current members with skills and experience that are relevant to our business and are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the nominating and governance committee or Board decides not to re-nominate a member for re-election, or if we decide to expand the Board, the nominating and governance committee identifies the desired skills and experience of a new nominee consistent with the nominating and governance committee’s criteria for Board service. Current members of the Board and management are polled for their recommendations. Research may also be performed or third parties retained to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate potential nominees; however, we may in the future choose to do so.
          The nominating and governance committee will consider nominees recommended by stockholders, and any such recommendations should be forwarded to our Secretary in writing at our executive offices as identified in this proxy statement. Such recommendations should include the following information:
•	such information as may be reasonably necessary to determine whether the recommended director candidate is independent from the stockholder that has recommended the candidate;

•	such information as may be reasonably necessary to determine whether the director candidate is qualified to serve on the Board; and

•	such information as may be reasonably necessary to determine whether the director candidate meets the independence standards of the Nasdaq National Market.
          We will also request such other information as may reasonably be required to determine whether each person recommended by a stockholder meets the criteria listed below and to enable us to make appropriate disclosures to the stockholders entitled to vote in the election of directors. Any recommendations received from stockholders will be evaluated in the same manner as potential nominees suggested by board members, management or other parties.
          The nominating and governance committee evaluates independent director candidates based upon a number of criteria, including:
•	commitment to promoting the long-term interests of our stockholders and independence from any particular constituency;

•	professional and personal reputations that are consistent with our values;

•	broad general business experience and acumen, which may include experience in management, finance, marketing and accounting;

•	a high level of personal and professional integrity;

•	adequate time to devote attention to the affairs of our company;

•	such other attributes, including independence, relevant in constituting a board that also satisfies the requirements imposed by the Securities and Exchange Commission and the Nasdaq National Market; and

•	board balance in light of our company’s current and anticipated needs and the attributes of the other directors and executives.
          Investment Committee. The principal functions of the investment committee are to review proposed significant investment opportunities, explore investment criteria, monitor investments and advise the Board as to the investment committee’s recommendations and decisions on proposed and existing investments. All of the members of the investment committee are independent directors as defined by NASDAQ rules. The members of the investment committee are Messrs. Spolan, Arrendell and Holtz, with Mr. Spolan acting as the chairman.
Compensation Committee Interlocks and Insider Participation
     The compensation committee of the Board of Directors consists of Messrs. Delson, Arrendell and Holtz. There are no compensation committee interlocks.
Committee Reports
Report of the Audit Committee
          The audit committee has approved the following report:
          In connection with its function to oversee and monitor our financial reporting process, the audit committee has done the following:
•	reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2007 with our management;

•	discussed with our independent auditors those matters which are required to be discussed by Auditing Standards 61, as amended (Codification of Statements on Auditing Standards, AU Sec. 380); and

•	received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with the independent auditors their independence.
          Based on the foregoing, the audit committee recommended to the Board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2007 (the “Annual Report”).
Carlton M. Arrendell, Chairman
William R. Bagnell
Donald W. Delson
Compensation Committee Report
          The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on its review and discussions, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

          This report has been provided by the compensation committee of the Board of Directors of Atlas America, Inc.
Donald W. Delson, Chairman
Dennis A. Holtz
Carlton M. Arrendell
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
          We are required to provide information regarding the compensation program in place as of December 31, 2007, for our CEO, CFO and the three other most highly-compensated executive officers. In this report, we refer to our CEO, CFO and the other three most highly-compensated executive officers as our “Named Executive Officers” or “NEOs.” This section should be read in conjunction with the detailed tables and narrative descriptions under “Executive Compensation.”
          Our compensation committee is responsible for formulating and presenting recommendations to our Board of Directors with respect to the compensation of our NEOs. The compensation committee is also responsible for administering our employee benefit plans, including incentive plans. The compensation committee is comprised solely of independent directors, consisting of Messrs. Delson, Arrendell and Holtz, with Mr. Delson acting as the chairperson.
Compensation Objectives
          We believe that our compensation program must support our business strategy, be competitive, and provide both significant rewards for outstanding performance and clear financial consequences for underperformance. We also believe that a significant portion of the NEOs’ compensation should be “at risk” in the form of annual and long-term incentive awards that are paid, if at all, based on individual and company accomplishment.
          The compensation awarded to our NEOs for fiscal 2007 specifically was intended:
•	To encourage and reward strong performance; and

•	To motivate our NEOs by providing them with a meaningful equity stake in our company and our publicly-traded subsidiaries, as appropriate.
          Accounting and cost implications of compensation programs are considered in program design; however, the essential consideration is that a program is consistent with our business needs.
Compensation Methodology
          Our compensation committee makes recommendations to the board on compensation amounts during the month after the close of our fiscal year. In the case of base salaries, it recommends the amounts to be paid for that year. In the case of annual bonus and long-term incentive compensation, the committee recommends the amount of awards based on the then concluded fiscal year. We typically pay cash awards and issue equity awards in February of the following fiscal year. Our compensation committee has the discretion to recommend the issuance of equity awards at other times during the fiscal year. In addition, our NEOs and other employees who perform services for our publicly-traded subsidiaries, Atlas Energy Resources, Atlas Pipeline Partners and Atlas Pipeline Holdings, may receive stock-based awards from these subsidiaries, each of which have delegated compensation decisions to our compensation committee since none of those companies have their own employees.
          Each year, our Chief Executive Officer provides the compensation committee with key elements of both our company’s and the NEOs’ performance as well as recommendations to assist it in determining compensation levels. The compensation committee focuses on our company’s equity performance, market capitalization, corporate developments, our business performance (including production of energy and replacement of reserves), and our financial position.
          In June 2006, our compensation committee retained Mercer Human Resource Consulting to analyze and review the competitiveness and appropriateness of all elements of the compensation we paid to our NEOs, individually and as a group, for fiscal 2006. The purpose of retaining Mercer was to determine whether our compensation practices were within the norm for companies of similar size and focus. Because of the importance to our company of our direct-placement energy investment programs and our creation of new initiatives and entities, Mercer looked not only to the energy industry in evaluating our compensation levels but also to the financial services and alternative asset industries. Mercer’s analysis established that our fiscal 2006 compensation amounts fell between the median and the 75th percentile of the peer group it used, which our compensation committee found acceptable in the context of its evaluation of the performance of the NEOs.
           Ultimately, the decisions regarding executive compensation are made by the compensation committee after extensive discussion regarding appropriate compensation and are approved by our Board of Directors.
Elements of our Compensation Program
          Our executive officer compensation package includes a combination of annual cash and long-term incentive compensation. Annual cash compensation is comprised of base salary plus cash bonus. Long-term incentives consist of a variety of equity awards. Both the annual cash incentives and long-term incentives may be performance-based.
     Base Salary
          Base salary is intended to provide fixed compensation to the NEOs for their performance of core duties that contributed to our success as measured by the elements of corporate performance mentioned above. Base salaries are not intended to compensate individuals for extraordinary performance or for above average company performance.
     Annual Incentives
          Annual incentives are intended to tie a significant portion of each of the NEO’s compensation to our annual performance and/or that of our subsidiaries or divisions for which the officer is responsible. Generally, the higher the level of responsibility of the executive within our company, the greater is the incentive component of that executive’s target total cash compensation. The compensation committee may recommend awards of performance-based bonuses and discretionary bonuses.
          Performance-Based Bonuses—Our Annual Incentive Plan for Senior Executives, which we refer to as the Senior Executive Plan, was approved by our stockholders at our 2007 annual meeting. The Senior Executive Plan is designed to permit us to qualify for an exemption from the $1,000,000 deduction limit under Section 162(m) of the Internal Revenue Code for compensation paid to our NEOs. The Senior

Executive Plan provides awards for the achievement of predetermined, objective performance measures over a specified 12-month performance period, generally our fiscal year. Awards under the Senior Executive Plan are paid in cash. The Senior Executive Plan limits the amount of annual compensation to be paid to any individual under the plan to $5,000,000 per year. Notwithstanding the existence of our Senior Executive Plan, the compensation committee believes that stockholder interests are best served by not restricting its discretion and flexibility in crafting compensation, even if the compensation amounts result in non-deductible compensation expense. Therefore, the Committee reserves the right to approve compensation that is not fully deductible.
          In February 2007, the compensation committee set the performance goals for our NEOs. Specifically, the Committee decided that if our 2007 net income, which was defined as net income before income taxes and compensatory bonuses paid, exceeded $18,000,000, a bonus pool equal to 15% of the 2007 net income would be established, from which bonus awards would be made. Pursuant to the terms of the Senior Executive Plan, in determining whether and to what extent the performance target was achieved, the compensation committee shall use information contained in the company’s audited financial statements and other objectively determinable information. If the performance target was not achieved, no annual incentives would be awarded. The maximum award payable for fiscal 2007, expressed as a percentage of our 2007 net income, for each of the participants in the Senior Executive Plan was as follows: Edward E. Cohen, 5.03%; Jonathan Z. Cohen, 3.58%; Matthew A. Jones, 2.75%; and Richard D. Weber, 2.75%. Pursuant to the terms of the Senior Executive Plan, the compensation committee has the discretion to recommend the reduction, but not the increase, of the annual incentive awards.
          Discretionary Bonuses—Discretionary bonuses may be awarded to recognize individual and group performance.
          Long-Term Incentives
          We believe that our long-term success depends upon aligning our executives’ and stockholders’ interests. To support this objective, we provide our executives with various means to become significant stockholders, including our long-term incentive programs and those of our public subsidiaries. These awards are usually a combination of stock options, restricted units and phantom units which vest over four years to support long-term retention of executives and reinforce our longer-term goals.
          Grants under our Stock Incentive Plan: Awards under our stock incentive plan, which we refer to as our Plan, may be in the form of incentive stock options, non-qualified stock options and restricted stock.
          Stock Options—Our compensation committee has recommended for award stock options under our Plan from time to time. Stock option grants have a ten-year term and usually vest 25% per year. These stock options provide value to the recipient only if our share price is higher than on the date of the grant.
          Restricted Stock—On very limited occasions, restricted stock grants have been awarded. These grants vest 25% per year on the anniversary of the date of grant. Restricted stock units reward stockholder value creation slightly differently than stock options: restricted stock units are impacted by all stock price changes, both increases and decreases.
          Grants under Subsidiary Plans: As described above, our NEOs who perform services for one or more of our publicly-traded subsidiaries may receive stock-based awards under the long-term incentive plan of the appropriate subsidiary.

Supplemental Benefits, Deferred Compensation and Perquisites
          We do not emphasize supplemental benefits for executives other than Mr. E. Cohen, and perquisites are discouraged. None of our NEOs have deferred any portion of their compensation.
Employment Agreements
          Generally, we do not favor employment agreements unless they are required to attract or to retain executives to the organization. We have entered into employment agreements with Messrs. E. Cohen and Weber.
Determination of 2007 Compensation Amounts
          As described above, after the end of our 2007 fiscal year, our compensation committee set the base salaries of our NEOs for the 2008 fiscal year and recommended incentive awards based on the prior year’s performance. In carrying out its function, the compensation committee acted in consultation with Mercer.
          In determining the actual amounts to be paid to the NEOs, the compensation committee looked to both the individual’s performance as well as to the overall performance of our company and our publicly-held subsidiaries during fiscal 2007. The compensation committee acknowledged some of the key individual contributions as set forth below:
•	Mr. E. Cohen was a critical force in all of our significant initiatives as well as the significant initiatives of our subsidiaries, including the successful acquisitions by both Atlas Energy Resources and Atlas Pipeline Partners, resulting in the doubling of our combined market capitalization from $3 billion to $5.9 billion by the end of December 2007.

•	Mr. J. Cohen was responsible for some of our most important initiatives, including the Dutch tender auction in which we repurchased 2.25 million shares in early 2007 at $35.70 per share at a sizeable discount from recent prices which had hovered at $60 per share. Additionally, Lightfoot Capital Partners, in which we own an approximate 18% interest, and for which Mr. J. Cohen serves as Chairman, successfully commenced operations during 2007 and completed a number of significant acquisitions.

•	Mr. Jones’s and Mr. J. Cohen’s financial expertise was instrumental in the successful raising of almost $2 billion in equity for the Atlas Energy Resources and Atlas Pipeline Partners acquisitions under tight time schedules and challenging market conditions. Additionally, Mr. Jones’s investment banking expertise was a significant factor in our ability to obtain over $1.5 billion in debt financing on favorable terms.

•	Mr. Weber was instrumental in Atlas Energy Resources’ acquisition of assets from DTE Energy Company, which resulted in the tripling in size of Atlas Energy Resources’ exploration and production business.

•	Mr. Kotek is responsible for our direct-placement energy investment programs. In calendar year 2007, Mr. Kotek was responsible for raising $363 million in funds, representing a 67% increase in funds raised from the amount raised in calendar year 2006.

          Base Salary. Consistent with its preference for having a significant portion of our NEOs’ overall compensation package be incentive compensation, the compensation committee decided to recommend that the company maintain base salaries for 2008 at the same levels as 2007.
          Annual Incentives
          Performance-Based Bonuses. The compensation committee reviewed our financial statements and determined that the 2007 net income exceeded the pre-determined minimum threshold. The maximum amounts payable to each of the NEOs pursuant to the predetermined percentages was as follows: Edward E. Cohen, $5,956,778; Jonathan Z. Cohen, $4,239,615; Matthew A. Jones, $3,256,688; and Richard D. Weber, $3,256,688. However, the compensation committee decided, pursuant to its discretionary authority as set forth in the Senior Executive Plan, to recommend that the maximum amount for each NEO be reduced and recommended that we award cash incentive bonuses as follows: Edward E. Cohen, $5,000,000; Jonathan Z. Cohen, $4,000,000; Matthew A. Jones, $2,000,000; and Richard D. Weber, $1,500,000.
          Discretionary Bonuses. Based on the record-breaking performance of our direct-placement energy investment programs, the compensation committee recommended that we award Mr. Kotek a cash bonus of $1,000,000. Mr. Kotek was not included in the Senior Executive Plan for 2007 and, therefore, his compensation in excess of the Section 162(m) threshold is not deductible.
          Long-Term Incentives. Additionally, the compensation committee recognized the importance of a long-term incentive component as a part of the 2007 compensation. The compensation committee recommended that we award our stock options as follows: Mr. E. Cohen—200,000 options; Mr. J. Cohen—160,000 options; Mr. M. Jones—80,000 options; Mr. Weber—60,000 options; and Mr. Kotek—40,000 options. (These awards are not reflected in the Summary Compensation Table because we did not recognize expense for them in fiscal 2007; nor are they reflected in the Grants of Plan-Based Awards table, because they were granted in fiscal 2008.) The compensation committee determined that it would not recommend that we make Atlas Energy Resources, Atlas Pipeline Partners or Atlas Pipeline Holdings stock-based awards to our NEOs because it felt that previous awards were adequate.

SUMMARY COMPENSATION TABLE
     The following table sets forth information concerning the compensation for fiscal 2007 for our Chief Executive Officer, Chief Financial Officer and each of our other three most highly compensated executive officers whose aggregate salary and bonus (including amounts of salary and bonus foregone to receive non cash compensation) exceeded $100,000.

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
				Awards	Awards	Compensation	Earnings	Compensation		Total
Name and Principal Position	Year	Salary ($)	Bonus ($)	($) (1)	($) (2)	($)	($)	($)		($)
Edward E. Cohen, Chairman of the Board and	2007	$900,000	—	$2,407,901	$810,417	$5,000,000	$1,150,222 (3)	$554,777	(4)	$10,823,317
Chief Executive Officer	2006	$600,000	$1,400,000	$674,625	$84,861		$121,769 (3)	$41,849		$2,923,104

Matthew A. Jones,	2007	$300,000	—	$472,212	$439,128	$2,000,000	—	$134,597	(5)	$3,345,937
Chief Financial Officer	2006	$300,000	$750,000	$276,546	$324,172		—	$65,602		$1,716,320

Jonathan Z. Cohen,	2007	$600,000	—	$1,384,207	$324,167	$4,000,000	—	$300,906	(6)	$6,609,280
Vice Chairman	2006	$400,000	$1,000,000	$439,563	$33,944		—	$20,400		$1,893,907

Freddie M. Kotek,	2007	$300,000	$1,000,000	$123,410	$183,710		—	$47,996	(7)	$1,655,116
Executive Vice President	2006	$300,000	$350,000	—	$153,600		—	$10,867		$814,467

Richard D. Weber, President and Chief Operating Officer of Atlas	2007	$300,000	—	$250,000	$463,770	$1,500,000	—	$2,857		$2,516,627
Energy Resources, LLC	2006	$201,923	$800,000	$187,504	$347,779		—	$26,957		$1,564,163

(1)	Represents the dollar amount of (i) expense recognized by Atlas Pipeline Holdings for financial statement reporting purposes with respect to phantom units granted under the AHD Plan; (ii) expense recognized by Atlas Pipeline Partners for financial statement reporting purposes with respect to phantom units granted under the APL Plan and its incentive compensation arrangements; and/or (iii) expense recognized by Atlas Energy Resources for financial statement reporting purposes with respect to phantom units or restricted units granted under the ATN Plan, all in accordance with FAS 123R. See note 10 to our consolidated financial statements in our Annual Report for an explanation of the assumptions we make for this valuation.

(2)	Represents the dollar amount of (i) expense we recognized for financial statement reporting purposes with respect to options granted under our Plan (see Note 10 to our consolidated financial statements), (ii) expense recognized for financial statement reporting purposes by Atlas Pipeline Holdings for options granted under the AHD Plan; and/or (iii) expense recognized for financial statement reporting purposes by Atlas Energy Resources for options granted under the ATN Plan, all in accordance with FAS 123R. See note 10 to our consolidated financial statements in our Annual Report for an explanation of the assumptions we make for this valuation.

(3)	Represents the aggregate annual change in the actual present-value of accumulated pension benefits under the Supplemental Employment Retirement Plan for Mr. E. Cohen.

(4)	Includes payments on DERs of $ 156,012 with respect to the phantom units awarded under the APL Plan, $97,200 with respect to phantom units awarded under the AHD Plan, and $ 294,000 with respect to the phantom units awarded under the ATN Plan.

(5)	Includes payments on DERs of $ 53,462 with respect to the phantom units awarded under the APL Plan, $ 21,600 with respect to phantom units awarded under the AHD Plan, and $ 29,400 with respect to the phantom units awarded under the ATN Plan, and $13,575 for reimbursements for rental payments on Mr. Jones’s temporary residence and $7,841 for reimbursements for lease payments on Mr. Jones’s vehicle.

(6)	Represents payments on DERs of $105,306 with respect to the phantom units awarded under the APL Plan, $48,600 with respect to phantom units awarded under the AHD Plan, and $ 147,000 with respect to the phantom units awarded under the ATN Plan.

(7)	Includes payments on DERs of $ 2,397 with respect to the phantom units awarded under the APL Plan, $ 29,400 with respect to the phantom units awarded under the ATN Plan.
2007 GRANTS OF PLAN-BASED AWARDS TABLE

					All Other
			All Other		Option Awards:
			Stock Awards:		Number of	Exercise or	Grant Date
			Number of Shares		Securities	Base Price of	Fair Value of
	Grant	Approval	Of Stock or Units		Underlying Options	Option Awards	Stock and
Name	Date	Date	(#)		(#)	($ / Sh)	Option Awards
Edward E. Cohen	1/24/07	1/22/07	200,000	(1)	500,000 (2)	$23.06	$4,612,000	(1)
							$1,250,000	(2)

Matthew A. Jones	1/24/07	1/22/07	20,000	(1)	50,000 (2)	$23.06	$461,200	(1)
							$120,500	(2)

Jonathan Z. Cohen	1/24/07	1/22/07	100,000	(1)	200,000 (2)	$23.06	$2,306,000	(1)
							$482,000	(2)

Richard D. Weber	1/24/07	4/3/06	47,619	(3)	373,752 (4)	$21.00	$999,999	(1)
							$900,742	(2)

Freddie Kotek	1/24/07	1/22/07	20,000	(1)	50,000 (2)	$23.06	$461,200	(1)
							$120,500	(2)

(1)	Represents grants of phantom units under the ATN Plan, which vest 25% on the third anniversary and 75% on the fourth anniversary of the grant, valued in accordance with FAS 123R at the closing price of Atlas Energy’s common units on the grant date of $23.06.

(2)	Represents grants of stock options under the ATN Plan, which vest 25% on the third anniversary and 75% on the fourth anniversary of the grant, valued at $ 2.41 per option using the Black-Scholes option pricing model to estimate the weighted average fair value of each unit option granted with weighted average assumptions for (a) expected dividend yield of 8.0%, (b) risk-free interest rate of 4.7%, (c) expected volatility of 25.0%, and (d) an expected life of 6.3 years.

(3)	Represents grants of phantom units under the ATN Plan, in accordance with Mr. Weber’s employment agreement, which vest 25% per year on the anniversary of the commencement of Mr. Weber’s employment on April 17, 2006, valued in accordance with FAS 123R at the closing price of Atlas Energy’s common units on the grant date of $21.00.

(4)	Represents grants of options under the ATN Plan, in accordance with Mr. Weber’s employment agreement, which vest 25% per year on the anniversary of the commencement of Mr. Weber’s employment on April 17, 2006, valued at $ 2.41 per option using the Black-Scholes option pricing model to estimate the weighted average fair value of each unit option granted with weighted average assumptions for (a) expected dividend yield of 8.0%, (b) risk-free interest rate of 4.7%, (c) expected volatility of 25.0%, and (d) an expected life of 6.3 years.

Employment Agreements
          Edward E. Cohen
          In May 2004, we entered into an employment agreement with Edward E. Cohen, who currently serves as our Chairman, Chief Executive Officer and President. The agreement requires him to devote such time to us as is reasonably necessary to the fulfillment of his duties, although it permits him to invest and participate in outside business endeavors. The agreement provided for initial base compensation of $350,000 per year, which may be increased by the compensation committee based upon its evaluation of Mr. Cohen’s performance. Mr. Cohen is eligible to receive incentive bonuses and stock option grants and to participate in all employee benefit plans in effect during his period of employment. The agreement has a term of three years and, until notice to the contrary, the term is automatically extended so that on any day on which the agreement is in effect it has a then-current three-year term.
          The agreement provides for a Supplemental Executive Retirement Plan, or SERP, pursuant to which Mr. Cohen will receive; upon the later of his retirement or reaching the age of 70, an annual retirement benefit equal to the product of:
•	6.5% multiplied by

•	his base salary as of the time Mr. Cohen’s employment with us ceases, multiplied by

•	the number of years (or portions thereof) which Mr. Cohen is employed by us but, in any case, not less than four.
          The maximum benefit under the SERP is limited to 65% of his final base salary. The benefit is guaranteed to his estate for up to 10 years if he should die before receiving 10 years’ of SERP benefits. If there is a change of control, if Mr. Cohen resigns for good reason, or if we terminate his employment without cause, then the SERP benefit will be the greater of the accrued benefit pursuant to the above formula, or 40% of his final base salary.
     The agreement provides the following regarding termination and termination benefits:
•	Upon termination of employment due to death, Mr. Cohen’s estate will receive (a) a lump sum payment in an amount equal to his final base salary multiplied by the number of years (or portion thereof) that he shall have worked for us (but not to be greater than 3 years’ base salary or less than one year’s base salary), (b) payment of his SERP benefit and (c) automatic vesting of all stock and option awards.

•	We may terminate Mr. Cohen’s employment if he is disabled for 180 days consecutive days during any 12-month period. If his employment is terminated due to disability, he will receive (a) his base salary for 3 years, and such 3 year period will be deemed a portion of his employment term for purposes of accruing SERP benefits, (b) continuation of term life and health insurance then in effect for 3 years, or an amount equal to Mr. Cohen’s after tax cost of continuing such coverage in case we cannot continue coverage, (c) payment of his SERP benefit, (d) automatic vesting of all stock and option awards and (e) after such 3 year period, any amounts payable under our long-term disability plan.

•	We may terminate Mr. Cohen’s employment without cause upon 30 days’ written notice or upon a change of control after providing at least 30 days’ written notice. He may terminate his employment for good reason or upon a change of control. Good reason is defined as a reduction in his base pay, a demotion, a material reduction in his duties, relocation, his failure to be elected to our Board of Directors or our material breach of the agreement. If employment is terminated by us without cause, by Mr. Cohen for good reason or by either party in connection with a change of control, he will be entitled to either (a) if Mr. Cohen does not sign a release, severance benefits under our then current severance policy, if any, or (b) if Mr. Cohen signs a release, (i) a lump sum payment in an amount equal to 3 years of his average compensation (which we define as the average of the 3 highest years of total compensation that he shall have earned under the agreement, or if the agreement is less than three years old, the highest total compensation in any year), (ii) continuation of term life and health insurance then in effect for 3 years, or an, amount equal to Mr. Cohen’s after tax cost of continuing such coverage in case coverage by our company cannot be continued, (iii) payment of his SERP benefit and (iv) automatic vesting of all stock and option awards.

•	Mr. Cohen may terminate the agreement without cause with 60 days notice to us, and if he signs a release, he will receive (a) a lump sum payment equal to one-half of one year’s base salary then in effect, (b) automatic vesting of all stock and option awards and (c) if he has reached retirement age, his SERP benefits.

•	We may terminate his employment for cause (defined as a felony conviction or conviction of a crime involving fraud, embezzlement or moral turpitude, intentional and continual failure to perform his material duties after notice, or violation of confidentiality obligations), in which case he will receive only accrued amounts then owed to him.
     Change of control is defined as:
•	the acquisition of beneficial ownership, as defined in the Securities Exchange Act, of 25% or more of our voting securities or all or substantially all of our assets by a single person or entity or group of affiliated persons or entities, other than an entity affiliated with Mr. Cohen or any member of his immediate family;

•	we consummate a merger, consolidation, combination, share exchange, division or other reorganization or transaction with an unaffiliated entity in which either (a) our directors immediately before the transaction constitute less than a majority of the board of the surviving entity, unless 1/2 of the surviving entity’s board were our directors immediately before the transaction and our chief executive officer immediately before the transaction continues as the chief executive officer of the surviving entity; or (b) our voting securities immediately prior to the transaction represent less than 60% of the combined voting power immediately after the transaction of us, the surviving entity or, in the case of a division, each entity resulting from the division;

•	during any period of 24 consecutive months, individuals who were Board members at the beginning of the period cease for any reason to constitute a majority of the Board, unless the election or nomination for election by our stockholders of each new director was approved by a vote of at least 2/3 of the directors then still in office who were directors at the beginning of the period; or

•	our stockholders approve a plan of complete liquidation of winding up of our company, or agreement of sale of all or substantially all of our assets or all or substantially all of the assets of our primary subsidiaries to an unaffiliated entity.
          In the event that any amounts payable to Mr. Cohen upon termination become subject to any excise tax imposed under Section 4999 of the Code, we must pay Mr. Cohen an additional sum such that the net amounts retained by Mr. Cohen, after payment of excise, income and withholding taxes, equals the termination amounts payable, unless Mr. Cohen’s employment terminates because of his death or disability.

          If a termination event had occurred as of December 31, 2007, we estimate that the value of the benefits to Mr. Cohen would have been as follows:

					Accelerated
					vesting of stock
	Lump sum severance				awards and option	Tax gross-
Reason for termination	payment		SERP(1)	Benefits(2)	awards(3)	up(4)
Death	$2,700,000	(5)	$2,340,000	$—	$16,298,800	$—
Disability	2,700,000	(5)	2,340,000	39,935	16,298,800	—
Termination by us without cause(6)	9,700,000	(7)	3,600,000	39,935	16,298,800	—
Termination by Mr. Cohen for good reason(6)	9,700,000	(7)	3,600,000	39,935	16,298,800	—
Change of control(6)	9,700,000	(7)	3,600,000	39,935	16,298,800	1,571,529
Termination by Mr. Cohen without cause	450,000	(5)	2,340,000	—	16,298,800	—

(1)	Represents the value of vested benefits payable calculated by multiplying the per year benefit by the minimum of 10 years.

(2)	Represents rates currently in effect for COBRA insurance benefits for 36 months.

(3)	Represents the value of unvested and accelerated option awards and stock awards disclosed in the “Outstanding Equity Awards at Fiscal Year-End Table.” The payments relating to option awards are calculated by multiplying the number of accelerated options by the difference between the exercise price and the closing price of the applicable stock on December 31, 2007. The payments relating to stock awards are calculated by multiplying the number of accelerated shares or units by the closing price of the applicable stock on December 31, 2007.

(4)	Calculated after deduction of any excise tax imposed under section 4999 of the Code, and any federal, state and local income tax, FICA and Medicare withholding taxes, taking into account the 20% excess parachute payment rate and a 42.65% combined effective tax rate.

(5)	Calculated based on Mr. Cohen’s 2007 base salary.

(6)	These amounts are contingent upon Mr. Cohen executing a release. If Mr. Cohen does not execute a release he would receive severance benefits under our current severance plan.

(7)	Calculated based on Mr. Cohen’s 2007 base salary and bonus.
Richard D. Weber
          We entered into an employment agreement in April 2006 with Richard Weber, who serves as President and Chief Operating Officer of Atlas Energy Resources and Atlas Energy Management. The agreement has a two year term and, after the first year, the term automatically renews daily so that on any day that the agreement is in effect, the agreement will have a remaining term of one year. Mr. Weber is required to devote substantially all of his working time to Atlas Energy Management and its affiliates. The agreement provides for an annual base salary of not less than $300,000 and a bonus of not less than $700,000 during the first year. After that, bonuses will be awarded solely at the discretion of our compensation committee. The agreement provides for equity compensation as follows:
•	Upon execution of the agreement, Mr. Weber was granted options to purchase 50,000 shares of our stock at $47.86.

•	In January 2007, Mr. Weber received a grant of 47,619 shares of restricted units of Atlas Energy with a value of $1,000,000.

•	In January 2007, Mr. Weber received options to purchase 373,752 common units of Atlas Energy at $21.00.
          All of the securities described above vest 25% per year on each anniversary of the date Mr. Weber commenced his employment, April 17, 2006. All securities will vest immediately upon a change of control or termination by Mr. Weber for good reason or by Atlas Energy Management other than for cause. Change of control is defined as:
•	the acquisition of beneficial ownership, as defined in the Securities Exchange Act, of 50% or more of our or Atlas Energy Resources’ voting securities or all or substantially all of our or Atlas Energy Resources’ assets by a single person or entity or group of affiliated persons or entities, other than an entity of which either Mr. E. Cohen or Mr. J. Cohen is an officer, manager, director or participant;

•	we or Atlas Energy Resources consummate a merger, consolidation, combination, share exchange, division or other reorganization or transaction with an unaffiliated entity after which Atlas Energy Management is not the manager of Atlas Energy Resources; or

•	our or Atlas Energy Resources’ stockholders approve a plan of complete liquidation of winding up, or agreement of sale of all or substantially all of our or Atlas Energy Resources’ assets other than an entity of which either Mr. E. Cohen or Mr. J. Cohen is an officer, manager, director or participant.
The change of control triggering events relating to the possible absence of Messrs. Cohen reflects that Mr. Weber’s belief that Messrs. Cohen effectively controlled us at the time of his employment and their separation would therefore constitute a change of control.
          Good reason is defined as a material breach of the agreement, reduction in his base pay, a demotion, a material reduction in his duties or his failure to be elected to the Atlas Energy Resources Board of Directors. Cause is defined as fraud in connection with his employment, conviction of a crime other than a traffic offense, material failure to perform his duties after written demand by our Board or breach of the representations made by Mr. Weber in the employment agreement if the breach impacts his ability to fully perform his duties. Disability is defined as becoming disabled by reason of physical or mental disability for more than 180 days in the aggregate or a period of 90 consecutive days during any 365-day period and the good faith determination by our Board based upon medical evidence that Mr. Weber is unable to perform his duties under his employment agreement.
          Atlas Energy Management may terminate Mr. Weber without cause upon 45 days written notice or for cause upon written notice. Mr. Weber may terminate his employment for good reason or for any other reason upon 30 days’ written notice. Key termination benefits are as follows:
•	If Mr. Weber’s employment is terminated due to death, (a) Atlas Energy Management will pay to Mr. Weber’s designated beneficiaries a lump sum cash payment in an amount equal to the bonus that Mr. Weber received from the prior fiscal year pro rated for the time employed during the current fiscal year, (b) Mr. Weber’s family will receive health insurance coverage for one year; and (c) all Atlas Energy Resources stock and option awards will automatically vest.

•	If Atlas Energy Management terminates Mr. Weber’s employment other than for cause (including termination by reason of disability), or Mr. Weber terminates his employment for good reason, (a) Atlas Energy Management will pay amounts and benefits otherwise payable to Mr. Weber as if Mr. Weber remained employed for one year, except that the bonus amount shall be prorated and based on the bonus awarded in the prior fiscal year, and (b) all stock and option awards will automatically vest.
          Mr. Weber is entitled to a gross-up payment if any payments made to him would constitute an excess parachute payment under Section 280G of the Code such that the net amount Mr. Weber receives after the deduction of any excise tax, any federal, state and local income tax, and any FICA and Medicare withholding tax is the same amount he would have received had such taxes not been deducted. The agreement includes standard restrictive covenants for a period of two years following termination, including non-compete and non-solicitation provisions.
          If a termination event had occurred as of December 31, 2007, we estimate that the value of the benefits to Mr. Weber would have been as follows:

			Accelerated
	Lump sum		vesting of stock
	severance		awards and
Reason for termination	payment	Benefits(1)	option awards(2)
Death	$1,500,000 (3)	$17,193	$—
Disability	—	19,719	—
Termination by us other than for cause (including for disability) or by Mr. Weber for good reason	1,800,000 (4)	19,719	5,472,900
Change of control	—	—	5,472,900

(1)	Represents rates currently in effect for COBRA insurance benefits for 12 months.

(2)	Represents the value of unvested and accelerated option awards disclosed in the “Outstanding Equity Awards at Fiscal Year-End Table,” calculated by multiplying the number of accelerated options by the difference between the exercise price and the closing price of our stock on December 31, 2007.

(3)	Represents Mr. Weber’s 2007 bonus.

(4)	Calculated as the sum of Mr. Weber’s 2007 base salary and bonus.
Long-Term Incentive Plans
          Our Plan
          Our Plan authorizes the granting of up to 3.0 million shares of our common stock to our employees, affiliates, consultants and directors in the form of incentive stock options (“ISOs”), non-qualified stock options, stock appreciation rights (“SARs”), restricted stock and deferred units. SARs represent a right to receive cash in the amount of the difference between the fair market value of a share of our common stock on the exercise date and the exercise price, and may be free-standing or tied to grants of options. A deferred unit represents the right to receive one share of our common stock upon vesting. Awards under our Plan generally become exercisable as to 25% each anniversary after the date of grant, except that deferred units awarded to our non-executive board members vest 33 1/3% on each of the second, third and fourth anniversaries of the grant, and expire not later than ten years after the date of grant. Units will vest sooner upon a change in control of the Company or death or disability of a grantee, provided the grantee has completed at least six months service.
          ATN Plan
          Eligible participants in the Atlas Energy Resources Long-Term Incentive Plan (the “ATN Plan”) are the employees, directors and consultants of Atlas Energy Management and its affiliates, including us, who perform services for Atlas Energy Resources. Awards under the ATN Plan may be phantom units, unit options and tandem DERs with respect to phantom units for an aggregate of 3,600,000 common units. During 2007, the long-term incentive plan was administered by our compensation committee under delegation from the Atlas Energy Resources board. Awards under the ATN Plan generally become exercisable as to 25% on the third anniversary of the date of grant and 75% on the fourth anniversary of the date of grant. In May 2007, our stockholders approved an amendment to the ATN Plan which provides for performance-based awards criteria for purposes of complying with Section 162(m) of the Internal Revenue Code (“Section 162(m)”).

          APL Plan
          Officers, employees and non-employee managing board members of Atlas Pipeline Partners’ general partner and employees of the general partner’s affiliates and consultants are eligible to receive awards under the APL Plan of either phantom units or unit options for an aggregate of 435,000 common units. The APL Plan is administered by our compensation committee under delegation from the general partner’s managing board. Currently, only phantom units have been issued under the APL Plan.
          A phantom unit entitles a grantee to receive a common unit upon vesting of the phantom unit or, at the discretion of the compensation committee, cash equivalent to the fair market value of a common unit. In addition, the compensation committee may grant a participant a DER, which is the right to receive cash per phantom unit in an amount equal to, and at the same time as, the cash distributions Atlas Pipeline Partners makes on a common unit during the period the phantom unit is outstanding. A unit option entitles the grantee to purchase common units at an exercise price determined by the compensation committee at its discretion. Except for phantom units awarded to non-employee managing board members of the general partner, the compensation committee determines the vesting period for phantom units and the exercise period for options. Through December 31, 2007, phantom units granted under the APL Plan generally had vesting periods of four years. The vesting of awards may also be contingent upon the attainment of predetermined performance targets, which could in-crease or decrease the actual award settlement, as determined by the compensation committee, although no awards currently outstanding contain any such provision. Phantom units awarded to non-employee managing board members of the general partner vest over a four year period. Awards will automatically vest upon a change of control, as defined in the APL Plan. In May 2007, our stockholders approved an amendment to the APL Plan which provides for performance-based awards criteria for purposes of complying with Section 162(m).
          Executive Group Incentive Program
          In connection with Atlas Pipeline’s acquisition of Spectrum Field Services, Inc. (“Spectrum”) in July 2004, and its retention of certain Spectrum’s executive officers, we created an executive group incentive program for Atlas Pipeline’s Mid-Continent operations. Eligible participants in the executive group incentive program are Robert R. Firth, David D. Hall and such other of Atlas Pipeline’s officers as agreed upon by Messrs. Firth and Hall and our board. The executive group incentive program has three award components: base incentive, additional incentive and acquisition look-back incentive, as follows:
     • Base incentive. An award of 29,053,412 of Atlas Pipeline common units on the day following the earlier to occur of the filing of its quarterly report on Form 10-Q for the quarter ending September 30, 2007 or a change in control if the following conditions are met:
•	distributable cash flow (defined as earnings before interest, depreciation, amortization and any allocation of overhead from Atlas Pipeline, less maintenance capital expenditures on the Spectrum assets) generated by the Spectrum assets, as expanded since Atlas Pipeline’s acquisition of them, has averaged at least 10.7%, on an annualized basis, of average gross long term assets (defined as total assets less current assets, closing costs associated with any acquisition and plus accumulated depreciation, depletion and amortization) over the 13 quarters ending September 30, 2007; and

•	there having been no more than 2 quarters with distributable cash flow of less than 7%, on an annualized basis, of gross long term assets for that quarter.
     • Additional incentive. An award of Atlas Pipeline’s common units, promptly upon the filing of its September 30, 2007 Form 10-Q, in an amount equal to 7.42% of the base incentive for each 0.1% by which average annual distributable cash flow exceeds 10.7% of average gross long term assets, as described above, up to a maximum of an additional 29,053,412 common units.
     • Acquisition look-back incentive. If the requirements for the base incentive have been met, an award of Atlas Pipeline common units determined by dividing (x) 1.5% of the imputed value of the Elk City system plus 1.0% of the imputed value of all Mid-Continent acquisitions completed before December 31, 2007 that were identified by members of the Mid-Continent executive group by (y) the average closing price of Atlas Pipeline common units for the 5 trading days before December 31, 2008. Imputed value of an acquisition is equal to the distributable cash flow generated by the acquired entity during the 12 months ending December 31, 2008 divided by the yield. Yield is determined by dividing (i) the sum of Atlas Pipeline’s quarterly distributions for the quarter ending December 31, 2008 multiplied by 4 by (ii) the closing price of its common units on December 31, 2008.
          The executive group incentive program awards will be allocated among members of the executive group at the discretion of Mr. Firth, provided that no member may receive more than 60% of the total compensation provided under the program.
          AHD Plan
          The AHD Plan provides performance incentive awards to officers, employees and board members and employees of its affiliates, consultants and joint-venture partners who perform services for Atlas Pipeline Holdings. The AHD Plan is administered by our compensation committee under delegation from the Atlas Pipeline Holdings’ board. The compensation committee may grant awards of either phantom units or unit options for an aggregate of 2,100,000 common limited partner units.
          Partnership Phantom Units. A phantom unit entitles a participant to receive an Atlas Pipeline Holdings common unit upon vesting of the phantom unit or, at the discretion of the compensation committee, cash equivalent to the then fair market value of a common unit. In tandem with phantom unit grants, the compensation committee may grant a DER. The compensation committee determines the vesting period for phantom units. Through December 31, 2007, phantom units granted under the AHD Plan generally vest 25% on the third anniversary of the date of grant and 75% on the fourth anniversary of the date of grant.
          Partnership Unit Options. A unit option entitles a participant to receive a common unit upon payment of the exercise price for the option after completion of vesting of the unit option. The exercise price of the unit option may be equal to or more than the fair market value of a common unit as determined by the compensation committee on the date of grant of the option. The compensation committee determines the vesting and exercise period for unit options. Unit option awards expire 10 years from the date of grant. Through December 31, 2007, unit options granted generally will vest 25% on the third anniversary of the date of grant and the remaining 75% on the fourth anniversary of the date of grant.
          The vesting of both types of awards may also be contingent upon the attainment of predetermined performance targets, which could increase or decrease the actual award settlement, as determined by the compensation committee, although no awards currently outstanding contain any such provision. Awards will automatically vest upon a change of control, as defined in the AHD Plan. In May 2007, our stockholders approved an amendment to the AHD Plan which provides for performance-based awards criteria for purposes of complying with Section 162(m).

2007 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards						Stock Awards
	Number of		Number of				Number of
	Securities		Securities				Shares or
	Underlying		Underlying				Units of		Market Value of
	Unexercised		Unexercised		Option		Stock That		Shares or Units of
	Options (#)		Options (#)		Exercise	Option	Have Not		Stock That Have
Name	Exercisable		Unexercisable		Price ($)	Expiration Date	Vested (#)		Not Vested ($)
Edward E. Cohen	675,000	(1)	—		$16.98	7/1/2015	31,250	(2)	$1,339,062	(3)
	—		500,000	(4)	$22.56	11/10/2016	90,000	(5)	$2,441,700	(6)
			500,000	(7)	$23.06	1/24/2017	200,000	(8)	$6,218,000	(9)
Matthew A. Jones	90,000	(10)	90,000	(11)	$16.98	7/1/2015	11,250	(12)	$482,062	(3)
	—		100,000	(13)	$22.56	11/10/2016	20,000	(14)	$542,600	(6)
			50,000	(15)	$23.06	1/24/2017	20,000	(16)	$621,800	(9)
Jonathan Z. Cohen	450,000	(17)	—		$16.98	7/1/2015	21,250	(18)	$910,562	(3)
	—		200,000	(19)	$22.56	11/10/2016	45,000	(20)	$1,220,850	(6)
			200,000	(21)	$23.06	1/24/2017	100,000	(22)	$3,109,000	(9)
Freddie M. Kotek	45,000	(23)	45,000	(24)	$16.98	7/1/2015	500	(25)	$21,425	(3)
			50,000	(26)	$23.06	1/24/2017	20,000	(27)	$621,800	(9)
Richard D. Weber	18,750	(28)	56,250	(29)	$31.91	4/17/2016
	93,438	(30)	280,314	(31)	$21.00	4/17/2016	35,715	(32)	$1,110,379	(9)

(1)	Represents 675,000 options to purchase our stock, granted on 7/1/05 in connection with our spin-off from Resource America, which vested immediately. Reflects a 3-for-2 stock split which was effected on May 29, 2007.

(2)	Represents Atlas Pipeline Partners phantom units, which vest as follows: 3/16/08 – 5,000; 6/8/08 – 6,250; 11/1/08 – 5,000; 3/16/09 – 5,000; 11/1/09 – 5,000 and 11/1/10 – 5,000.

(3)	Based on closing market price of Atlas Pipeline Partners common units on December 31, 2007 of $42.85.

(4)	Represents Atlas Pipeline Holdings options, which vest as follows: 11/10/09 – 125,000 and 11/10/10 – 375,000.

(5)	Represents Atlas Pipeline Holdings phantom units, which vest as follows: 11/10/09 – 22,500 and 11/10/10 – 67,500.

(6)	Based on closing market price of Atlas Pipeline Holdings common units on December 31, 2007 of $27.13.

(7)	Represents Atlas Energy Resources options, which vest as follows: 1/24/10 – 125,000 and 1/24/11 – 375,000.

(8)	Represents Atlas Energy Resources phantom units, which vest as follows: 1/24/10 – 50,000 and 1/24/11 – 150,000.

(9)	Based upon closing price of Atlas Energy Resources common units on December 31, 2007 of $31.09.

(10)	Represents 90,000 options to purchase our stock, granted on 7/1/05 in connection with our spin-off from Resource America. Reflects a 3-for-2 stock split which was effected on May 29, 2007.

(11)	Represents options to purchase our stock, which vest as follows: 7/1/08 – 45,000 and 7/1/09 – 45,000.

(12)	Represents Atlas Pipeline Partners phantom units, which vest as follows: 3/16/08 – 3,750; 11/1/08 – 1,250; 3/16/09 – 3,750; 11/1/09 – 1,250 and 11/1/10 – 1,250.

(13)	Represents Atlas Pipeline Holdings options, which vest as follows: 11/10/09 – 25,000 and 11/10/10 – 75,000.

(14)	Represents Atlas Pipeline Holdings phantom units, which vest as follows: 11/10/09 – 5,000 and 11/10/10 – 15,000.

(15)	Represents Atlas Energy Resources options, which vest as follows: 1/24/10 – 12,500 and 1/24/11 – 37,500.

(16)	Represents Atlas Energy Resources phantom units, which vest as follows: 1/24/10—5,000 and 1/24/11—15,000.

(17)	Represents 450,000 options to purchase our stock, granted on 7/1/05 in connection with our spin-off from Resource America, which vested immediately. Reflects a 3-for-2 stock split which was effected on May 29, 2007.

(18)	Represents Atlas Pipeline Partners phantom units, which vest as follows: 3/16/08 – 3,125; 6/8/08 – 3,750; 11/1/08 – 3,750; 3/16/09 – 3,125; 11/1/09 – 3,750 and 11/1/10 – 3,750.

(19)	Represents Atlas Pipeline Holdings options, which vest as follows: 11/10/09 – 50,000 and 11/10/10 – 150,000.

(20)	Represents Atlas Pipeline Holdings phantom units, which vest as follows: 11/10/09 – 11,250 and 11/10/10 – 33,750.

(21)	Represents Atlas Energy Resources options, which vest as follows: 1/24/10 – 50,000 and 1/24/11 – 150,000.

(22)	Represents Atlas Energy Resources phantom units, which vest as follows: 1/24/10—25,000 and 1/24/11—75,000.

(23)	Represents 45,000 options to purchase our stock, granted on 7/1/05 in connection with our spin-off from Resource America. Reflects a 3-for-2 stock split which was effected on May 29, 2007.

(24)	Represents options to purchase our stock, which vest as follows: 7/1/08 – 22,500 and 7/1/09 – 22,500.

(25)	Represents Atlas Pipeline Partners phantom units, which vest as follows: 3/16/08–250 and 3/16/09 – 250.

(26)	Represents Atlas Energy Resources options, which vest as follows: 1/24/10 – 12,500 and 1/24/11 – 37,500.

(27)	Represents Atlas Energy Resources phantom units, which vest as follows: 1/24/10—5,000 and 1/24/11—15,000.

(28)	Represents 18,750 options to purchase our stock. Reflects a 3-for-2 stock split which was effected on May 29, 2007.

(29)	Represents options to purchase our stock, which vest as follows: 4/17/08 – 18,750; 4/17/09 – 18,750 and 4/17/10 – 18,750.

(30)	Represents 93,438 options to purchase Atlas Energy Resources common units.

(31)	Represents 280,314 Atlas Energy Resources options, which vest as follows: 4/17/08—93,438; 4/17/09—93,438 and 4/17/10—93,438.

(32)	Represents Atlas Energy Resources restricted units, which vest as follows: 4/17/08—11,905; 4/17/09—11,905 and 4/17/10—11,905.
2007 OPTION EXERCISES AND STOCK VESTED TABLE

	Stock Awards
	Number of Shares		Value Realized
Name	Acquired on Vesting		on Vesting ($)
Edward E. Cohen	16,250	(1)	$818,500
Matthew A. Jones	5,000	(1)	$239,375
Jonathan Z. Cohen	10,625	(1)	$533,787
Richard D. Weber	11,904	(2)	$330,574
Freddie M. Kotek	250	(1)	$11,875

(1)	Represents Atlas Pipeline Partners common units.

(2)	Represents Atlas Energy Resources common units.

2007 PENSION BENEFITS TABLE

			Present Value of	Payments
		Number of Years	Accumulated	During Last
Name	Plan Name	Credited Service (#)	Benefit ($)	Fiscal Year ($)
Edward E. Cohen	SERP	5	$2,474,836	—
     For a description of Mr. Cohen’s SERP, please see “Employment Agreements — Edward E. Cohen”, and for a discussion of the valuation method and material assumptions applied in quantifying the present value of the accumulated benefit, please see note 10 to our consolidated financial statements included in our Annual Report.
2007 DIRECTOR COMPENSATION TABLE

	Fees earned or	Stock awards	Total
Name	paid in cash ($)	($)	($)
Dennis A. Holtz	$60,000	$13,333	$73,333

Carlton M. Arrendell	$60,000	$13,333	$73,333

Nicholas A. DiNubile	$60,000	$13,333	$73,333

William R. Bagnell	$60,000	$13,333	$73,333

Donald W. Delson	$60,000	$13,333	$73,333

Harmon S. Spolan	$60,000	$3,328	$63,328

(1)	Represents the dollar amount of expense recognized by us for financial statement reporting purposes with respect to deferred units granted under the Stock Plan (see Note 10 to our consolidated financial statements) in accordance with FAS 123R. For Messrs. Holtz, Arrendell, Bagnell and Delson, represents 247 deferred shares granted under the Stock Plan on May 14, 2007 (adjusted to 371 deferred shares as a result of a 3-for-2 stock split which was effected on May 29, 2007), having a grant date fair value, valued in accordance with FAS 123R at the closing price of our common stock on the grant date of $60.60 (adjusted to $40.40 post-split), of $15,000. The units vest one-third on each of the second, third and fourth anniversaries of the date of grant. The vesting schedule for the shares is as follows: 5/14/09 – 123; 5/14/10 –123 and 5/14/11 –135. For Mr. Spolan, represents 292 deferred shares granted under the Stock Plan on August 24, 2007, having a grant date fair value, valued in accordance with FAS 123R at the closing price of our common stock on the grant date of $51.27, of $14,971. The vesting schedule for the award is as follows: 8/24/09 – 97; 8/24/10 – 97 and 8/24/11 – 98.
Director Compensation
          Effective January 1, 2007, upon approval by the full board of directors, the independent directors receive a flat fee of $60,000 per year. In addition to the cash compensation, independent directors receive an annual grant of deferred stock having a fair market value of $15,000 with a vesting schedule in which 33% of the award vests on the second, third and fourth anniversaries of the grant date.

Performance Graph
          The following graph compares the cumulative total stockholder return on our common stock with the cumulative total return of two other stock market indices: the Nasdaq United States Composite and S&P Small-Cap 600 Energy Index.
Fiscal Year Ended December 31

*	Total return since our initial public offering. Assumes $100 was invested on May 11, 2004 in the Company’s common stock or in the indicated index and that cash dividends were reinvested as received.
INDEPENDENT PUBLIC ACCOUNTANTS
          Our independent public accountants for the fiscal year ended December 31, 2007 was Grant Thornton, LLP. Upon the recommendation of the audit committee, approved by the Board of Directors, Grant Thornton LLP served as our independent auditors during fiscal year 2007. Grant Thornton LLP has been re-appointed as our independent auditors for fiscal year 2008. We do not anticipate that a representative of Grant Thornton LLP will be present at the Meeting.
     For the years ended December 31, 2007 and 2006, Grant Thornton LLP’s accounting fees and services (in thousands) were as follows.

	2007	2006
Audit fees(1)	$397	$1,721
Audit-related fees(2)	63	18
Tax fees(3)	209	76
All other fees	—	—

Total accounting fees and services	$669	$1,815

(1)	Audit fees include professional services rendered for the annual audit of our financial statements and the reviews of the financial statements included in our quarterly reports on Form 10-Q.

(2)	Represents fees related to the annual audit of our employee benefit plan and acquisitions in fiscal 2007 and public offering matters in fiscal 2006.

(3)	The fees for tax services rendered to us during the years ended December 31, 2007 and 2006 related to tax compliance services.
Audit Committee Pre-Approval Policies and Procedures
     The audit committee, on at least an annual basis, reviews audit and non-audit services performed by Grant Thornton, LLP as well as the fees charged by Grant Thornton, LLP for such services. Our policy is that all audit and non-audit services must be pre-approved by the audit committee. All of such services and fees were pre-approved during 2007 and 2006.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          Section 16(a) of the Securities Exchange Act requires our officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of all such reports.
               Based solely on its review of the reports we received, or written representations from certain reporting persons that no filings were required for those persons, we believe that, during fiscal year 2007, our officers, directors and greater than 10% stockholders complied with all applicable filing requirements of Section 16(a) of the Securities Exchange Act.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     Our policy for evaluating related person transactions is to have our Board or one of our committees consisting solely of independent directors review transactions with related persons that are required to be disclosed in proxy statements by SEC regulations, which are commonly referred to as “related person transactions.” A “related person” is defined under the applicable SEC regulation and includes our directors, executive officers and 5% or more beneficial owners of our common stock. In approving any related person transaction, the Board or committee must determine that the transaction is fair and reasonable to us.
     We have the following agreements with Resource America, our former parent, for which Edward E. Cohen, our Chairman, Chief Executive Officer and President, serves as Chairman and is a greater than 10% shareholder, and Jonathan Z. Cohen, our Vice Chairman, serves as Chief Executive Officer and President.
Tax Matters Agreement
          As part of our initial public offering in 2004, we entered into a tax matters agreement with Resource America, which governs our respective rights, responsibilities, and obligations of after our initial public offering with respect to tax liabilities and benefits, tax attributes, tax contests and other matters regarding income taxes, non-income taxes and related tax returns.
     In general, under the tax matters agreement:
•	Resource America is responsible for any U.S. federal income taxes of the affiliated group for U.S. federal income tax purposes of which Resource America is the common parent.

With respect to any periods beginning after our initial public offering, we are responsible for any U.S. federal income taxes attributable to us or any of our subsidiaries, including taxes payable as a result of our June 2005 spin-off from Resource America.

•	Resource America is responsible for any U.S. state or local income taxes reportable on a consolidated, combined or unitary return that includes Resource America or one of its subsidiaries, on the one hand, and us or one of our subsidiaries, on the other hand. However, in the event that we or one of our subsidiaries are included in such a group for U.S. state or local income tax purposes for periods (or portions thereof) beginning after the date of our initial public offering, we are responsible for our portion of such income tax liability as if we and our subsidiaries had filed a separate tax return that included only us and our subsidiaries for that period (or portion of a period).

•	Resource America is responsible for any U.S. state or local income taxes reportable on returns that include only Resource America and its subsidiaries (excluding us and our subsidiaries), and we are responsible for any U.S. state or local income taxes filed on returns that include only us and our subsidiaries.

•	Resource America and we are each responsible for any non-income taxes attributable to our business for all periods.

     Resource America is primarily responsible for preparing and filing any tax return with respect to the Resource America affiliated group for U.S. federal income tax purposes and with respect to any consolidated, combined or unitary group for U.S. state or local income tax purposes that includes Resource America or any of its subsidiaries. We generally are responsible for preparing and filing any tax returns that include only us and our subsidiaries.
     We have generally agreed to indemnify Resource America and its affiliates against any and all tax-related liabilities that may be incurred by them relating to the distribution to the extent such liabilities are caused by our actions. This indemnification applies even if Resource America has permitted us to take an action that would otherwise have been prohibited under the tax-related covenants as described above.
     During 2007, we did not have any liability to Resource America pursuant to the tax matters agreement.
Transition Services Agreement
          Also in connection with our initial public offering, we entered into a transition services agreement with Resource America which governs the provision support services between us, such as:
•	cash management and debt service administration;

•	accounting and tax;

•	investor relations;

•	payroll and human resources administration;

•	legal;

•	information technology;

•	data processing;

•	real estate management; and

•	other general administrative functions.
     We and Resource America will pay each other a fee for these services equal to their fair market value. The fee is payable monthly in arrears, 15 days after the close of each month. We have also agreed to pay or reimburse each other for any out-of-pocket payments, costs and expenses associated with these services. During fiscal 2007, we reimbursed Resource America $930,000 pursuant to this agreement. Certain operating expenditures totaling $58,000 that remain to be settled between us are reflected in our consolidated balance sheets as advances from affiliate.
     Anthem Securities, until December 2006 our wholly-owned subsidiary and now a wholly-owned subsidiary of Atlas Energy Resources, is a registered broker-dealer which provides dealer-manager services for investment programs sponsored by Resource America’s real estate and equipment finance segments. Salaries of the personnel performing services for Anthem are paid by Resource America, and Anthem reimburses Resource America for the allocable costs of such personnel. In addition, Resource America agreed to cover some of the operating costs for Anthem’s office of supervisory jurisdiction, principally licensing fees and costs. In fiscal 2007, Resource America paid $5.2 million toward such operating costs of Anthem and Anthem reimbursed it $3.2 million.
OTHER MATTERS
     As of the date of this proxy statement, the Board does not intend to present and has not been informed that any other person intends to present any other matters for action at the Meeting. However, if other matters do properly come before the Meeting, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgment.
     Except as hereinabove stated, all shares represented by valid proxies received will be voted in accordance with the provisions of the proxy.
STOCKHOLDERS SHARING AN ADDRESS
     Stockholders sharing an address with another stockholder may receive only one annual report or one set of proxy materials at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate copy of the annual report or a separate set of proxy materials now or in the future may write or call the Company to request a separate copy of these materials from: Investor Relations, Westpointe Corporate Center One, 1550 Coraopolis Heights Road, 2nd Floor, Moon Township, PA 15108; telephone number (412) 262-2830. The Company will promptly deliver a copy of the requested materials.
     Similarly, stockholders sharing an address with another stockholder who have received multiple copies of the Company’s proxy materials may write or call the above address and phone number to request delivery of a single copy of these materials.

ANNUAL REPORT AND REPORT ON FORM 10-K
     Our 2007 Annual Report to Stockholders including the financial statements and management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2007, is being sent to stockholders of record as of April 25, 2008 with this proxy statement. Stockholders of record as of April 25, 2008, and beneficial owners of our common stock on that date, may obtain from us, without charge, a copy of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, exclusive of the exhibits thereto, by a request therefor in writing. Such requests should be directed to us at our Moon Township address stated herein, and to the attention of the Secretary. Beneficial owners shall include in their written requests a good faith representation that they were beneficial owners of our common stock on April 25, 2008.
STOCKHOLDER PROPOSALS
     Rule 14a-8 of the Securities Exchange Act establishes the eligibility requirements and the procedures that must be followed for a stockholder’s proposal to be included in a public company’s proxy materials. Under the rule, proposals submitted for inclusion in our 2009 proxy materials must be received by us at Westpointe Corporate Center One, 1550 Coraopolis Heights Road, 2nd Floor, Moon Township, Pennsylvania 15108, Attention: Secretary, on or before January 14, 2009. Proposals must comply with all the requirements of Rule 14a-8.
     A stockholder who wishes to present a matter for action at our 2009 annual meeting, but chooses not to do so under Rule 14a-8, must deliver to our Secretary on or before February 13, 2009, a notice containing the information required by the advance notice and other provisions of our bylaws. A copy of the bylaws may be obtained by directing a written request to us at Westpointe Corporate Center One, 1550 Coraopolis Heights Road, 2nd Floor, Moon Township, Pennsylvania 15108, Attention: Secretary.

Exhibit A
ATLAS AMERICA, INC.
ANNUAL INCENTIVE PLAN
FOR SENIOR EXECUTIVES
As in effect as of January 1, 2008
Adopted by the Board of Directors on March 26, 2008
Approved by the Stockholders on                     , 2008

ATLAS AMERICA, INC.
ANNUAL INCENTIVE PLAN
SECTION 1: Purpose
     The purpose of the Atlas America, Inc. Annual Incentive Plan for Senior Executives (the “Plan”) is to enhance the ability of Atlas America, Inc. to attract, reward and retain senior executive employees, to strengthen employee commitment to Atlas America, Inc.’s success and to align employee interests with those of Atlas America, Inc.’s stockholders by providing variable compensation, based on the achievement of performance objectives. To this end, the Plan provides a means of annually rewarding participants based on the performance of Atlas America, Inc. and its business units and, where appropriate, on a participant’s personal performance. The Plan is intended to meet the requirements for a “qualified performance-based compensation” under section 162(m) of the Internal Revenue Code of 1986, as amended.
SECTION 2: Definitions
(a) “Award” shall mean an incentive award earned by a Participant under the Plan for any Performance Period.
(b) “Board” shall mean the Company’s Board of Directors.
(c) “Change of Control” shall be deemed to have occurred upon the first to occur of any of the following events:
          (i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors; or
          (ii) The consummation of (i) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.
(d) “Code” shall mean the Internal Revenue Code of 1986, as amended or any successor statute thereto.

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     (e) “Committee” shall mean the Compensation Committee of the Board. The Committee shall consist of two or more persons appointed by the Board, all of whom shall be “outside directors” as defined under Code section 162(m) and related Treasury regulations.
     (f) “Company” shall mean Atlas America, Inc., a Delaware corporation, and any successor corporation.
     (g) “Effective Date” shall mean January 1, 2007, subject to approval of the Plan by the stockholders of the Company.
     (h) “Maximum Award” shall mean the maximum amount that a Participant will earn as an Award for a Performance Period if the maximum level of performance is achieved for each of the Performance Goals set by the Committee for the Participant. A Participant’s Maximum Award shall be determined by the Committee based on the Participant’s responsibility level, position or such other criteria as the Committee shall determine.
     (i) “Participant” for any Performance Period, shall mean a senior executive employee of the Company or a subsidiary who is designated by the Committee to participate in the Plan.
     (j) “Performance Goals” for any Performance Period, shall mean:
          (i) The performance goals of the Company and its subsidiaries or one or more business units, as specified by the Committee, shall be based on one or more of the following objective criteria, either in absolute terms or in comparison to publicly available industry standards or indices: stock price, return on equity, assets under management, EBITDA (earnings before interest, taxes, depreciation and amortization), earnings per share, price-earnings multiples, net income, operating income, pre-tax income, revenues, working capital, accounts receivable, productivity, margin, net capital employed, return on assets, stockholder return, return on capital employed, increase in assets, unit volume, sales, internal sales growth, cash flow, market share, relative performance to a comparison group designated by the Committee, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to one or more business units or the performance of the Company as a whole, or any combination of the foregoing.
          (ii) To the extent applicable, the Committee, in determining whether and to what extent a Performance Goal has been achieved, shall use the information set forth in the Company’s audited financial statements and other objectively determinable information. The Performance Goals established by the Committee may be (but need not be) different each Performance Period, and different Performance Goals may be applicable to different Participants.
     (k) “Performance Period” shall mean the fiscal year of the Company or any other period of up to 12 months designated by the Committee with respect to which an Award may be earned.

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     (l) “Plan” shall mean this Atlas America, Inc. Annual Incentive Plan for Senior Executives, as in effect from time to time.
SECTION 3: Eligibility
     All senior executive employees of the Company and its subsidiaries are eligible to participate in the Plan. The Committee shall designate which senior executive employees shall participate in the Plan for each Performance Period. In order to be eligible to receive an Award with respect to any Performance Period, an employee must be actively employed by the Company or a subsidiary on the last day of the Performance Period, except as provided in Section 7.
SECTION 4: Administration
     (a) Committee Authority. The Plan shall be administered by the Committee. The Committee shall have full discretionary authority to establish the rules and regulations relating to the Plan, to interpret the Plan and those rules and regulations, to select Participants in the Plan, to determine each Participant’s Maximum Award and Award amount, to approve all Awards, to decide the facts in any case arising under the Plan and to make all other determinations, including factual determinations, and to take all other actions necessary or appropriate for the proper administration of the Plan, including the delegation of such authority or power, where appropriate. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.
     (b) Committee Determinations. All Awards shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Award. Awards need not be uniform as among Participants. The Committee’s administration of the Plan, including all such rules and regulations, interpretations, selections, determinations, approvals, decisions, delegations, amendments, terminations and other actions, shall be final and binding on the Company and all employees of the Company, including, the Participants and their respective beneficiaries.
SECTION 5: Determination of Awards
     (a) Maximum Awards and Performance Goals. As soon as practicable, but no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under Code section 162(m), the Committee shall determine the senior executive employees who shall be Participants during that Performance Period, each Participant’s Maximum Award and the Performance Goals for each Participant, all of which shall be set forth in the Committee’s minutes. The Performance Goals may provide for differing amounts to be paid based on differing thresholds of performance. The Committee shall specify in the minutes how the financial calculations for the Performance Goals will be made, including what, if any, adjustments shall be made in the event of a change in corporate

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capitalization, corporate transaction, extraordinary event, change in applicable accounting rules or principles, or other event. The Committee shall establish a maximum dollar amount that may be paid to a Participant for the Performance Period. The Company shall notify each Participant of the applicable Performance Goals and other terms of Awards for the Performance Period.
     (b) Earning an Award. A Participant will earn an Award for a Performance Period based on the level of achievement of the Performance Goals established by the Committee for that period; provided that the Committee may reduce (but not increase) an Award below the Award level determined based on the Performance Goals. A Participant will receive no Award if the level of achievement of Performance Goals is below the minimum required to earn an Award for the Performance Period, as specified by the Committee at the time the Performance Goals are established.
     (c) Maximum Award Amount. The maximum Award payable to any Participant for any Performance Period shall not exceed $15,000,000.
     (d) Section 162(m). Awards shall be based on Performance Goals for each Performance Period that shall satisfy the requirements for “qualified performance-based compensation” under Code section 162(m), including the requirement that the achievement of the Performance Goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. An Award that is designated as “qualified performance-based compensation” under Code section 162(m) may not be awarded as an alternative to any other award that is not designated as “qualified performance-based compensation,” but instead must be separate and apart from all other awards made. The Committee is authorized to reduce an Award for any Performance Period based upon its assessment of personal performance or other factors, but not to increase the Award beyond the amount determined based on achievement of the Performance Goals for that Participant. Any reduction of a Participant’s Award shall not result in an increase in any other Participant’s Award.
SECTION 6: Payment of Awards
     The Committee shall certify and announce the Awards that will be paid by the Company to each Participant as soon as practicable following the final determination of the Company’s financial results for the relevant Performance Period. Subject to the provisions of Section 7, payment of the Awards certified by the Committee shall be made as soon as practicable following the close of the Performance Period, but in any event within 2 1/2 months after the close of the Performance Period and as otherwise consistent with the requirements of section 409A of the Code. All Awards shall be paid in cash or in the form of stock or stock units of the Company. Any stock or stock units shall be issued under the Atlas America Stock Incentive Plan or a successor plan.
SECTION 7: Limitations on Rights to Payment of Awards
     (a) Employment. No Participant shall have any right to receive payment of an Award under the Plan for a Performance Period unless the Participant remains in the employ of the

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Company through the last day of the Performance Period; provided, however, that the Committee may determine that if a Participant’s employment with the Company terminates prior to the end of the Performance Period, the Participant shall remain eligible to receive a pro-rated portion of any Award that would otherwise have been earned for the Performance Period, in such circumstances as the Committee deems appropriate. If payments are to be made under the Plan after a Participant’s death, such payments shall be made to the personal representative of the Participant’s estate.
     (b) Leaves of Absence. If a Participant is on an authorized leave of absence during the Performance Period, the Participant may be eligible to receive a pro-rated portion of any Award that would otherwise have been earned, as determined by the Committee.
SECTION 8: Change of Control
     Unless the Committee determines otherwise, if a Change of Control occurs prior to the end of a Performance Period, (i) each Participant shall receive an Award for the Performance Period in which the Change of Control occurs, based on performance measured as of the date of the Change of Control, or as otherwise determined by the Committee, and subject to such adjustments as the Committee deems appropriate, (ii) the Performance Period shall end as of the date of the Change of Control, and (iii) Awards shall be paid within 60 days after the Change of Control (regardless of whether the Participant remains employed after the Change of Control).
SECTION 9: Deferrals
     Notwithstanding the foregoing, the Committee may permit a Participant to defer receipt of an Award that would otherwise be payable to the Participant. The Committee shall establish rules and procedures for any such deferrals, consistent with the applicable requirements of Code section 409A.
SECTION 10: Amendments
     The Committee may at any time amend this Plan; provided, however, that the Committee shall not amend the Plan without stockholder approval if such approval is required by Code section 162(m). The Plan must be reapproved by the Company’s stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the Plan, if additional Awards are to be paid under the Plan and if required by section 162(m) of the Code or the regulations thereunder. Except as provided in Subsection 12(g) below, no amendment that adversely affects any Participant’s rights to an Award that has been earned prior to the date of the amendment shall be effective unless the Participant consents to the amendment.
SECTION 11: Termination
     The Committee may terminate this Plan at any time. In the case of termination of the Plan, each Participant may receive a pro-rated portion of the Award that would otherwise have been earned for the then current Performance Period had the Plan not been terminated, as determined by the Committee. Each Award shall be paid as soon as practicable, but in no event later than 2 1/2 months after the Performance Period in which the Plan terminates.

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SECTION 12: Miscellaneous Provisions
     (a) No Employment Right. This Plan is not a contract between the Company and any employee or Participant. Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any employee or any Participant any right to be retained in the employ of the Company. The Company is under no obligation to continue the Plan. Nothing contained in the Plan shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board or committees thereof, to change the duties or the character of employment of any employee or to remove any individual from the employment of the Company at any time, all of which rights and powers are expressly reserved.
     (b) No Assignment. A Participant’s right and interest under the Plan may not be assigned or transferred, except upon death as provided in Section 7 of the Plan, and any attempted assignment or transfer shall be null and void.
     (c) Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.
     (d) Obligations to the Company. If a Participant becomes entitled to payment of an Award under the Plan, and if at such time the Participant has outstanding any debt, obligation or other liability representing an amount owing to the Company, then the Company may offset such amount owed to it against the Award otherwise distributable. Any determination under this Section 12(d) shall be made by the Committee in its sole discretion.
     (e) Withholding Taxes. All Awards under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or his or her personal representative pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Awards.
     (f) Stockholder Approval. Notwithstanding any provision of the Plan to the contrary, all 2007 Awards will be made contingent upon, and subject to, stockholder approval of the Plan at the 2007 annual stockholders’ meeting.
     (g) Compliance with Law. It is the intent of the Company that the Plan and Awards under the Plan comply with the applicable provisions of Code section 162(m) and that Awards qualify for the “short-term deferral” exception to Code section 409A. To the extent that any legal requirement of Code section 162(m) or 409A as set forth in the Plan ceases to be required under Code section 162(m) or 409A, that Plan provision shall cease to apply. The Committee may

6

revoke any Award if it is contrary to law or modify an Award to bring it into compliance with any valid and mandatory government regulation.
     (h) Governing Law. The validity, construction, interpretation and effect of the Plan shall exclusively be governed by and determined in accordance with the law of Delaware, without giving effect to the conflict of laws provisions thereof.

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Important Notice Regarding the Availability of Proxy Materials for
the Meeting to be held on June
13, 2008:
The proxy statement and our 2007 Annual Report are available at
http://phx.corporate-ir.net/phoenix.zhtml?c=176445&p=irol-reportsannual
                                              ☐                    ■
ATLAS AMERICA, INC.
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ATLAS
AMERICA, INC.
     The undersigned hereby constitutes and appoints Edward E. Cohen and Matthew A. Jones, or either of them, as and for his proxies, each with the power to appoint such proxy’s substitute, and hereby authorizes them, or either of them, to vote all of the shares of common stock of Atlas America, Inc. held of record by the undersigned on April 25, 2008 at the Annual Meeting of Stockholders of Atlas America, Inc. to be held Friday, June 13, 2008 and at any and all adjournments thereof as follows:
(Continued and to be signed on the reverse side)

■	14475 ■

ANNUAL MEETING OF STOCKHOLDERS OF
ATLAS AMERICA, INC.
June 13,  2008
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
â Please detach along perforated line and mail in the envelope provided. â
■    20330300000000001000   2                                                                                         061308

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1.	ELECTION OF CLASS III DIRECTORS: The nominees for Class III directors:				2.	PROPOSAL TO ADOPT THE AMENDED AND RESTATED ANNUAL INCENTIVE PLAN FOR SENIOR EXECUTIVES.	☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	o o	Edward E. Cohen Harmon S. Spolan		3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	o	Dennis A. Holtz
☐	FOR ALL EXCEPT (See instructions below)
This proxy, when properly executed, will be voted in the manner specified above by the named proxies. If no direction is made, this proxy will be voted FOR all nominees listed and FOR the proposal to adopt the amended and restated annual incentive plan for senior executives.

The undersigned hereby acknowledges receipt of the Atlas America, Inc. Annual Report to Stockholders, Notice of the Atlas America, Inc. Annual Meeting and the Proxy Statement relating thereto.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●					Mark “X” here if you plan to attend the meeting. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■
■

ANNUAL MEETING OF STOCKHOLDERS OF
ATLAS AMERICA, INC.
June 13, 2008
ESOP

PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
- or -
TELEPHONE- Call toll-free 1-800-PROXIES
(1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
- OR -
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
â  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   â
■    20330000000000001000    8                                                          061308

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS III DIRECTORS: The nominees for Class III directors:					2.	PROPOSAL TO ADOPT THE AMENDED AND RESTATED ANNUAL INCENTIVE PLAN FOR SENIOR EXECUTIVES.	☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	Edward E. Cohen Harmon S. Spolan
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	¡	Dennis A. Holtz
This Proxy Card, when properly executed, will be voted in the manner directed herein by the Trustee, subject to the Trustee's obligations under ERISA. If no direction is made, the shares allocated to your account will be voted by the Trustee in its discretion. If you vote to "Abstain" on a matter, your shares will be voted by the Trustee as if you had failed to vote your shares.

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE TRUSTEE OF THIS ESOP.

You will not be entitled to vote the Allocated Shares to your ESOP account at the stockholders’ meeting. Therefore, if we do not receive your Proxy Card by June 6, 2008, you, in effect, will be forfeiting the voting rights, which the ESOP makes available to you. We encourage all ESOP participants to exercise their right to vote the Allocated Shares in their ESOP accounts by returning their Proxy Cards promptly. If you decide to change your voting instructions after you have submitted your Proxy Card, you must obtain a new Proxy Card from us by contacting us at the address set forth below. If you have any questions or comments concerning the votes to be taken at the annual meeting, or concerning the procedure for completing and returning your Proxy Card, please call or write Patrick De Craene, who is a Vice President of the Trustee, at GreatBanc Trust Company, 801 Warrenville Road, Suite 500, Lisle, Illinois 60532, telephone (630) 810-4500 fax (630) 810-4501. Your telephone call or other communication with Mr. De Craene will be kept confidential.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.

Mark “X” here if you plan to attend the meeting. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■
■

Important Notice Regarding the Availability of Proxy Materials for
the Meeting to be held on June
13, 2008:
The proxy statement and our 2007 Annual Report are available at
http://phx.corporate-ir.net/phoenix.zhtml?c=176445&p=irol-reportsannual
                                              ☐                    ■
ATLAS AMERICA, INC.
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF
THE TRUSTEE OF THE
ATLAS AMERICA, INC. EMPLOYEE STOCK OWNERSHIP PLAN
     The undersigned, a participant in the Atlas America, Inc. Employee Stock Ownership Plan (“ESOP”), hereby directs GreatBanc Trust Company, as Trustee of the ESOP, to vote, as designated below, all the shares of common stock of Atlas America, Inc. allocated to the account of the undersigned in the ESOP (the “Allocated Shares”) at the Annual Meeting of Stockholders of Atlas America, Inc. to be held Friday, June 13, 2008 and at any and all adjournments thereof as follows:
(Continued and to be signed on the reverse side)

■	14475 ■

ANNUAL MEETING OF STOCKHOLDERS OF
ATLAS AMERICA, INC.
June 13,  2008
ESOP
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
â Please detach along perforated line and mail in the envelope provided. â
■    20330000000000001000    8                                                          061308

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS III DIRECTORS: The nominees for Class III directors:					2.	PROPOSAL TO ADOPT THE AMENDED AND RESTATED ANNUAL INCENTIVE PLAN FOR SENIOR EXECUTIVES.	☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	Edward E. Cohen Harmon S. Spolan
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	¡	Dennis A. Holtz
This Proxy Card, when properly executed, will be voted in the manner directed herein by the Trustee, subject to the Trustee's obligations under ERISA. If no direction is made, the shares allocated to your account will be voted by the Trustee in its discretion. If you vote to "Abstain" on a matter, your shares will be voted by the Trustee as if you had failed to vote your shares.

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE TRUSTEE OF THIS ESOP.

You will not be entitled to vote the Allocated Shares to your ESOP account at the stockholders' meeting. Therefore, if we do not receive your Proxy Card by June 6, 2008, you, in effect, will be forfeiting the voting rights, which the ESOP makes available to you. We encourage all ESOP participants to exercise their right to vote the Allocated Shares in their ESOP accounts by returning their Proxy Cards promptly. If you decide to change your voting instructions after you have submitted your Proxy Card, you must obtain a new Proxy Card from us by contacting us at the address set forth below. If you have any questions or comments concerning the votes to be taken at the annual meeting, or concerning the procedure for completing and returning your Proxy Card, please call or write Patrick De Craene, who is a Vice President of the Trustee, at GreatBanc Trust Company, 801 Warrenville Road, Suite 500, Lisle, Illinois 60532, telephone (630) 810-4500 fax (630) 810-4501. Your telephone call or other communication with Mr. De Craene will be kept confidential.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.

Mark “X” here if you plan to attend the meeting. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■
■

ANNUAL MEETING OF STOCKHOLDERS OF
ATLAS AMERICA, INC.
June 13, 2008
ESOP

PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
- or -
TELEPHONE- Call toll-free 1-800-PROXIES
(1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
- OR -
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
â  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   â
■    20330000000000001000    8                                                          061308

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS III DIRECTORS: The nominees for Class III directors:					2.	PROPOSAL TO ADOPT THE AMENDED AND RESTATED ANNUAL INCENTIVE PLAN FOR SENIOR EXECUTIVES.	☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	Edward E. Cohen Harmon S. Spolan
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	¡	Dennis A. Holtz
This Proxy Card, when properly executed, will be voted in the manner directed herein by the Trustee, subject to the Trustee's obligations under ERISA. If no direction is made, the shares allocated to your account will be voted by the Trustee in its discretion. If you vote to "Abstain" on a matter, your shares will be voted by the Trustee as if you had failed to vote your shares.

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE TRUSTEE OF THIS ESOP.

You will not be entitled to vote the Allocated Shares to your ESOP account at the stockholders' meeting. Therefore, if we do not receive your Proxy Card by June 6, 2008, you, in effect, will be forfeiting the voting rights, which the ESOP makes available to you. We encourage all ESOP participants to exercise their right to vote the Allocated Shares in their ESOP accounts by returning their Proxy Cards promptly. If you decide to change your voting instructions after you have submitted your Proxy Card, you must obtain a new Proxy Card from us by contacting us at the address set forth below. If you have any questions or comments concerning the votes to be taken at the annual meeting, or concerning the procedure for completing and returning your Proxy Card, please call or write Patrick De Craene, who is a Vice President of the Trustee, at GreatBanc Trust Company, 801 Warrenville Road, Suite 500, Lisle, Illinois 60532, telephone (630) 810-4500 fax (630) 810-4501. Your telephone call or other communication with Mr. De Craene will be kept confidential.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.

Mark “X” here if you plan to attend the meeting. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■
■